                                           -------------------------------------
                                            OMB APPROVAL
                                            OMB Number: 3235-0570
                                            Expires: November 30, 2005
                                            Estimated average burden
                                            hours per response. . . . . . . 5.0
                                           -------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-07912
                                  ----------------------------------------------

                          Old Westbury Funds, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

        630 Fifth Avenue                New York, NY                10111
--------------------------------------------------------------------------------
           (Address of principal executive offices)               (Zip code)

           BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:    614-470-8000
                                                   -----------------------------

Date of fiscal year end:    October 31, 2003
                        --------------------------------------------------------

Date of reporting period:   November 1, 2002 through April 30, 2003
                         -------------------------------------------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders.

         Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                                    [GRAPHIC]


                                 OLD WESTBURY
                                  FUNDS, INC.
--------------------------------------------------------------------------------

                                       Semi-Annual Report
                                       April 30, 2003



                      Bessemer Investment Management LLC
--------------------------------------------------------------------------------
                              INVESTMENT ADVISOR

                                                OLD WESTBURY CORE EQUITIES FUND
                                                    INVESTMENT ADVISOR'S REPORT
--------------------------------------------------------------------------------


    The total return of the Old Westbury Core Equities Fund (the "Core Equities Fund") for the six months ended April 30, 2003, was (0.10%)* as compared to a 4.48% return for the Standard & Poor's 500 Index**.

    The six months ended April 30, 2003 were challenging ones for investors. Geopolitical tensions dominated the environment throughout much of the period. After hitting lows in early March, stocks rose as the news got better and it appeared the war in Iraq would be over quickly. Enthusiasm carried the market higher through to the end of the period. But while sentiment showed clear improvement, domestic economic activity did not. When the focus shifted back to the economy, it was apparent that a recovery was still some months off.

    Few stocks were immune to the market's volatility, though low-priced, small, high-risk stocks rallied very strongly in the final quarter of 2002 while their higher-priced, large, lower-risk counterparts languished. The over-the-counter market has been the best performing market thus far this year. Strength in selected retailers and biotechnology companies has augmented sharp gains in the technology sector.

    Companies have spent the last three years cutting their costs and increasing productivity and improvements were apparent in first quarter earnings. While it seems growth is coming back, the pace has not yet shown any acceleration--and there is no way to accurately predict when it will. Still, interest rates are low, and monetary and fiscal policies are supportive. So, we believe the building blocks for recovery are in place. Given these positive factors, we have restructured the Core Equities Fund fairly significantly over the past several months. Exposures in healthcare and consumer staples were reduced. Holdings in sectors most likely to benefit from a recovery--such as consumer growth, advertising-related and financial stocks--have been increased. The Core Equities Fund also now holds sizeable positions in the technology sector.


  * Past performance is not predictive of future results. The investment return and NAV will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

 ** S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made directly in an index. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account fees or taxes.

OLD WESTBURY CAPITAL OPPORTUNITY FUND
INVESTMENT ADVISOR'S REPORT
--------------------------------------------------------------------------------



    For the six months ended April 30, 2003, the total return of the Old Westbury Capital Opportunity Fund (the "Capital Opportunity Fund") was
(1.52%)*, versus a return of 7.87% for the Russell 2500 Index** for the same period. A more relevant benchmark, the Morgan Stanley Capital International USA Index (the "MSCI")*** ex-technology sector, returned 4.70% over the same period.

    The six months ended April 30, 2003 were among the most challenging in recent memory. The war in Iraq and tensions with North Korea kept investors worldwide on edge during the first half of the period. Asian economies slowed significantly due to the detection of SARS (Severe Acute Respiratory Syndrome). U.S. markets, however, began to bounce back. But, as they did, investors grew more willing to take on more risk in technology stocks. Some of the most speculative issues in the marketplace posted gains reminiscent of the late nineties. Less volatile, less risky issues lagged. Focused on value and invested in higher quality stocks, the performance of the Capital Opportunity Fund was affected by this shift in market sentiment. While much of the ground lost early in the period was regained in the rebound, "stodgier" stocks simply didn't have the "sizzle" necessary to keep up with the leaders.

    That said, without confirmation that the economy was turning around decisively, it appeared that the rally might have been just a reaction to the

  * Past performance is not predictive of future results. The investment return and NAV will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

 ** The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index. Investments cannot be made directly in an index. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account fees or taxes.

*** The Morgan Stanley Capital International USA (the "MSCI") Index ex-technology sector is a standard unmanaged securities index representing major US stock markets, as monitored by Morgan Stanley Capital International. Investments cannot be made directly in an index. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account fees or taxes.

                                          OLD WESTBURY CAPITAL OPPORTUNITY FUND
                                                    INVESTMENT ADVISOR'S REPORT
                                                                    (Concluded)
--------------------------------------------------------------------------------


end of war tensions. Investors may have been simply ready to greet even marginal improvement with enthusiasm. And there was improvement--while they were driven by cost-cutting and currency fluctuations in many cases, first quarter earnings overall were better than they had been in some time. The question now is can the recent gains and this forward momentum be sustained?

    To date, the recovery has been driven by the consumer--and interest rates remain low, which should sustain consumer spending. Consumers appear to be feeling better about spending and the markets. Still, there's no sign that the handoff from consumer spending to corporate spending is on the horizon. Corporations remain cautious. Nonetheless, with recent cost-cutting measures, many corporations are now lean and mean--we believe that when the rebound comes, the results should be seen in bottom lines fairly quickly. We expect to add a small technology component to the Capital Opportunity Fund in the months ahead. Like all of our holdings, the stocks in this sector selected and added to the Capital Opportunity Fund will have strong balance sheets and competitive advantages. Regardless of the market environment ahead, we expect to keep our focus firmly fixed on valuation.

OLD WESTBURY INTERNATIONAL FUND
INVESTMENT ADVISOR'S REPORT
--------------------------------------------------------------------------------


    The total return of the Old Westbury International Fund (the "International Fund") for the six months ended April 30, 2003, was (1.23%)* as compared to 2.06% produced by the Morgan Stanley Capital International's Europe, Australasia and Far East Index (EAFE).**

    Volatility was the norm in markets worldwide during the six months ended April 30, 2003. From November through early March, the tense situation in Iraq dominated the headlines. Markets weakened as energy prices spiked in anticipation of war. With the resolution of the Iraq situation in late March, oil prices eased and investor confidence rose. Equity markets began moving higher. Leading the way were the European markets and technology and financial stocks--the markets and stocks that had been among the hardest hit in the downturn. As the war drew to a close, however, press coverage on the spread of SARS (Severe Acute Respiratory Syndrome) in Asia escalated. Markets in the region fell back as economic activity dropped off dramatically.

    Amidst the political and economic backdrop during the period, the International Fund held its own until the end of March. In the weeks following the war, European issues gained back much of the ground lost due to "war anxiety". The International Fund also benefited from the strength of the Euro during the period. Our Japanese and Asian holdings did well during the first four months of the period as they were somewhat more insulated from war concerns due to their already low valuations. But, as reports of SARS increased in late March and early April, these stocks fell back to lower levels. Without question, the epidemic did impact

  * Past performance is not predictive of future results. The investment return and NAV will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

 ** The Morgan Stanley Capital International Europe, Australasia and Far East
    Index (EAFE) is a standard unmanaged foreign securities index representing major non-U.S. stock markets, as monitored by Morgan Stanley Capital International. EAFE returns are in U.S. dollars. Investments cannot be made directly in an index. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account fees or taxes.

    Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                    INVESTMENT ADVISOR'S REPORT
                                                                    (Concluded)
--------------------------------------------------------------------------------


performance. Nonetheless, the market weakness we saw created some very real opportunities. Thus, as it became apparent that the outbreak was gradually being controlled, we moved quickly to shift money out of Europe--which was improving but only sluggishly--and seize some of the more attractive opportunities in Hong Kong and Singapore. As a result, while this period was a challenging and ultimately, rather disappointing one, the International Fund is now better positioned as the Asian markets start to recover lost ground.

    Moving forward, it appears that a slow grinding recovery is more likely than a robust one. European economies remain subdued and the stocks here are fully valued or almost fully valued. Consequently, we are once again defensively positioned in European securities, holding positions in high-quality companies offering high dividend yields. Japan and Asia, on the other hand, seem to offer investors the most potential. Despite the recent turmoil due to SARS, the effects of corporate restructuring are beginning to be seen. Given the low valuations in these markets, we believe a recovery in domestic consumption should be more apparent here than anywhere else. Moreover, these markets should likely be among the first to benefit as China emerges as a global economic power in the years ahead. As a result, the International Fund remains heavily weighted in these markets.

OLD WESTBURY FIXED INCOME FUND
INVESTMENT ADVISOR'S REPORT
--------------------------------------------------------------------------------


    The total return for the Old Westbury Fixed Income Fund (the "Fixed Income Fund") for the six months ended April 30, 2003, was 3.13%* as compared to 5.52% for the Lehman Brothers Government/Credit Bond Index** for the same time period.

    Perception and reality differed greatly during the six months ended April 30, 2003. To hear the media tell the story, rates across the board plummeted as the Federal Reserve cut short-term rates once again in November, and as investors fled en masse to the bond markets in the face of impending war. While it is true that short-term rates did fall to their lowest levels in decades with the Fed's cut in early November, long-term rates did not fall dramatically. In fact, they traded in a relatively tight range throughout the winter and into early spring. Moreover, over the course of the period, investors' appetite for risk changed significantly. The resolution of the situation in Iraq further strengthened the market. As a result, over the course of the period, we saw a sharp narrowing of spreads between corporate and government securities.

    Regardless of the improvement, we did not change our focus on quality. Throughout the period, the Fixed Income Fund was heavily weighted in government securities with an emphasis on the longer end of the yield curve. As investors grew more willing to take on greater risk, the performance of the highest quality issues began to lag corporate securities.

  * Past performance is not predictive of future results. The investment return and NAV will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

 ** Lehman Brothers Government/Credit Bond Index is composed of all bonds that are investment grade--i.e., rated Baa or higher by Moody's Investor Services ("Moody's") or BBB or higher by Standard & Poor's, if unrated by Moody's. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. This index is unmanaged, and investments cannot be made directly in an index. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account fees or taxes.

                                                 OLD WESTBURY FIXED INCOME FUND
                                                    INVESTMENT ADVISOR'S REPORT
                                                                    (Concluded)
--------------------------------------------------------------------------------



    We are not as optimistic as we once were about the market's prospects. With all the talk of the potential for deflation, policymakers are now focused on this situation--and with this attention, we believe the chances of deflation taking hold have diminished greatly. Tax cuts and monetary policies should be positive for growth. That said, we see two powerful forces at play in the bond markets. Due to rate declines and lower incomes, investors are seeking higher yields, increasing the demand for bonds. To an extent, this is being offset by additional supply as the government runs huge deficits and corporate issuance picks up. Currently, yields on securities of five years or less are lower than the rate of inflation. Not surprisingly, corporations and governments are moving to take advantage of this. As a result, bonds are not the bargain they were just a few short months ago. Given this, we believe security selection will be more important than ever in the months ahead. As of April 30, 2003, approximately 20% of the Fixed Income Fund's assets were invested in corporate securities, 80% in Treasury and agency-related securities. The average maturity of the Fixed Income Fund's holdings was approximately 8.5 years; the average credit quality was AA .***

*** The composition of the Fixed Income Fund's portfolio is subject to change.

OLD WESTBURY MUNICIPAL BOND FUND
INVESTMENT ADVISOR'S REPORT
--------------------------------------------------------------------------------


    The total return for the Old Westbury Municipal Bond Fund (the "Municipal Bond Fund") for the six months ended April 30, 2003, was 3.85%* as compared to 3.59% for the Lehman Brothers Municipal Bond Index** for the same period.

    Uncertainty regarding the future of the equities market worked to the advantage of the municipal bond markets during the six months ended April 30, 2003. As the period began, it was apparent that war with Iraq was all but inevitable. Seeking safety, investors fled to the fixed income markets. With the end of the situation in Iraq in late March, stocks rebounded. Nonetheless, due to continuing weakness in the economy and despite low interest rates, interest in municipals remained high. Not surprisingly, higher quality, intermediate securities were investors' clear favorites. Still, the municipal bond market was rather volatile during the period. Due to the sluggish economy, municipalities across the country saw revenues decline, and many had their credit ratings lowered.

    Throughout the period, the Municipal Bond Fund was heavily weighted in intermediate securities with an average credit quality close to AAA.*** Also, as always, we worked to take full advantage of the unstructured nature of the municipal market--actively trading our holdings based on relative value, and seeking out motivated buyers and sellers.

  * Past performance is not predictive of future results. The investment return and NAV will fluctuate so that the investor's shares, when redeemed, may be worth more or less than the original cost.

 ** Lehman Brothers Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. To be included in the Lehman Brothers Municipal Bond Index, bonds must have a minimum credit rating from Moody's of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax. This index is unmanaged, and investments cannot be made directly in the index. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account fees or taxes.

*** The composition of the Municipal Bond Fund's portfolio is subject to change.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                    INVESTMENT ADVISOR'S REPORT
                                                                    (Concluded)
--------------------------------------------------------------------------------



    We believe that interest rates will remain low and the economy's growth rate will pick up gradually. Slow, rather than quick, improvement should keep inflation in check. Thus, on a tax equivalent basis, municipal bonds should continue to attract investors.**** That said, in every market there are problems and opportunities. Clearly, due to declining municipal revenues, credit risk is rising and investors are becoming more selective. In this environment, we believe intermediate, high quality issues are likely to continue to outperform and our portfolio remains heavily weighted in these securities. Also, in recent months, we have focused our attention on bonds backed by less volatile revenue streams, such as property taxes. As a result, we are optimistic about the Municipal Bond Fund's prospects in the months ahead.

    As of April 30, 2003, the Portfolio was well diversified with holdings in approximately 130 municipalities. The average weighted maturity of these holdings was approximately 10 years.*****


 **** Income may be subject to the federal income tax.

***** The composition of the Municipal Bond Fund's portfolio is subject to change.

OLD WESTBURY CORE EQUITIES FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------


           Shares          Security Description             Value
           ------- ------------------------------------- ------------
           COMMON STOCKS--84.1%
                   ADVERTISING--1.5%
            42,000 Omnicom Group, Inc.                   $  2,599,800
                                                         ------------
                   BASIC MATERIALS--2.2%
            53,000 Alcan, Inc.                              1,555,020
            59,400 International Paper Co.                  2,123,550
                                                         ------------
                                                            3,678,570
                                                         ------------
                   CABLE TV--1.2%
            65,500 Comcast Corp., Class A (b)               2,090,105
                                                         ------------
                   COMPUTER RELATED--7.8%
           184,897 Cisco Systems, Inc. (b)                  2,780,851
            85,500 Dell Computer Corp. (b)                  2,471,805
           145,274 Intel Corp.                              2,673,042
            31,820 International Business Machines Corp.    2,701,518
            37,490 Lexmark International, Inc. (b)          2,793,380
                                                         ------------
                                                           13,420,596
                                                         ------------
                   COMPUTER SOFTWARE/SERVICES--6.4%
            71,420 Adobe Systems, Inc.                      2,468,275
            81,700 First Data Corp.                         3,205,091
           104,375 Microsoft Corp.                          2,668,869
           222,500 Oracle Corp. (b)                         2,643,300
                                                         ------------
                                                           10,985,535
                                                         ------------
                   CONSUMER CYCLICAL--14.8%
           109,000 Bed Bath & Beyond, Inc. (b)              4,306,590
            79,635 Costco Wholesale Corp. (b)               2,757,760
            82,000 Deere & Co.                              3,610,460
            72,000 Kohl's Corp. (b)                         4,089,600
           195,000 TJX Cos., Inc. (The)                     3,753,750
            79,000 Wal-Mart Stores, Inc.                    4,449,280
            77,000 Walgreen Co.                             2,376,220
                                                         ------------
                                                           25,343,660
                                                         ------------

                      See Notes to Financial Statements.

                                                OLD WESTBURY CORE EQUITIES FUND
                                                       PORTFOLIO OF INVESTMENTS
                                         April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------


              Shares       Security Description          Value
              ------- ------------------------------- ------------
              COMMON STOCKS--Continued
                      CONSUMER STAPLES--4.4%
               46,000 Colgate-Palmolive Co.           $  2,629,820
               35,000 General Mills, Inc.                1,578,850
              115,500 Sysco Corp.                        3,318,315
                                                      ------------
                                                         7,526,985
                                                      ------------
                      DIVERSIFIED--2.9%
              104,000 Honeywell International, Inc.      2,454,400
               40,000 United Technologies Corp.          2,472,400
                                                      ------------
                                                         4,926,800
                                                      ------------
                      ENERGY--1.9%
               54,000 Baker Hughes, Inc.                 1,512,000
               47,000 Exxon Mobil Corp.                  1,654,400
                                                      ------------
                                                         3,166,400
                                                      ------------
                      FINANCE--9.8%
               77,000 American Express Co.               2,915,220
               45,000 Bank of America Corp.              3,332,250
               73,000 Citigroup, Inc.                    2,865,250
               37,000 Goldman Sachs Group, Inc. (The)    2,808,300
               54,455 Morgan Stanley                     2,436,861
               50,000 Wells Fargo & Co.                  2,413,000
                                                      ------------
                                                        16,770,881
                                                      ------------
                      HEALTHCARE--9.9%
               51,000 Amgen, Inc. (b)                    3,126,810
               88,000 Boston Scientific Corp. (b)        3,788,400
               52,000 Forest Laboratories, Inc. (b)      2,689,440
               75,200 Medtronic, Inc.                    3,590,048
               42,000 UnitedHealth Group, Inc.           3,869,460
                                                      ------------
                                                        17,064,158
                                                      ------------

                      See Notes to Financial Statements.

OLD WESTBURY CORE EQUITIES FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------


         Principal
          Amount/
          Shares             Security Description             Value
        ----------- -------------------------------------- ------------
        COMMON STOCKS--Continued
                    INDUSTRIALS--4.2%
             28,600 3M Co.                                 $  3,604,744
             55,000 Illinois Tool Works, Inc.                 3,518,900
                                                           ------------
                                                              7,123,644
                                                           ------------
                    MULTIMEDIA--5.7%
             62,000 Clear Channel Communications, Inc. (b)    2,424,820
             45,000 Tribune Co.                               2,204,100
             59,000 Viacom, Inc.--Class B (b)                 2,561,190
            135,800 Walt Disney Co. (The)                     2,534,028
                                                           ------------
                                                              9,724,138
                                                           ------------
                    SEMICONDUCTORS--9.2%
             86,545 Analog Devices, Inc. (b)                  2,866,370
            192,530 Applied Materials, Inc. (b)               2,810,938
             61,335 KLA-Tencor Corp. (b)                      2,514,735
             70,780 Linear Technology Corp.                   2,439,787
             66,080 Maxim Integrated Products, Inc.           2,596,283
             94,006 Xilinx, Inc. (b)                          2,544,742
                                                           ------------
                                                             15,772,855
                                                           ------------
                    TRANSPORTATION--2.2%
             62,800 Union Pacific Corp.                       3,737,856
                                                           ------------
        TOTAL COMMON STOCKS
          (Cost $132,399,178)                               143,931,983
                                                           ------------

        U.S. GOVERNMENT AGENCIES--12.3%
                    FANNIE MAE--11.1%
        $ 4,000,000 1.22%, 05/28/2003                         3,996,598
         12,000,000 1.19%, 06/17/2003                        11,981,357
          3,000,000 1.18%, 07/23/2003                         2,991,978
                                                           ------------
                                                             18,969,933
                                                           ------------

                      See Notes to Financial Statements.

                                                OLD WESTBURY CORE EQUITIES FUND
                                                       PORTFOLIO OF INVESTMENTS
                                         April 30, 2003 (Unaudited) (Concluded)
--------------------------------------------------------------------------------


       Principal
        Amount/
        Shares              Security Description               Value
       ---------- ---------------------------------------- ------------
       U.S. GOVERNMENT AGENCIES--Continued
                  FREDDIE MAC--1.2%
       $2,000,000 1.21%, 05/22/2003, Series RB             $  1,998,616
                                                           ------------
       TOTAL U.S. GOVERNMENT AGENCIES
         (Cost $20,968,125)                                  20,968,549
                                                           ------------
       INDEX-LINKED TRUST--4.2%
           78,000 S&P 500 Depositary Receipts                 7,168,980
                                                           ------------
       TOTAL INDEX-LINKED TRUST
         (Cost $8,591,280)                                    7,168,980
                                                           ------------

       INVESTMENT COMPANY--1.9%
        3,330,900 SEI Daily Income Government II Portfolio    3,330,900
                                                           ------------
       TOTAL INVESTMENT COMPANY
         (Cost $3,330,900)                                    3,330,900
                                                           ------------

       TOTAL INVESTMENTS
         (Cost $165,289,483) (a)--102.5%                    175,400,412
                                                           ------------

       LIABILITIES IN EXCESS OF OTHER
         ASSETS--(2.5)% (c)                                  (4,314,081)
                                                           ------------

       NET ASSETS--100.0%                                  $171,086,331
                                                           ============

(a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation     $12,593,856
                    Unrealized depreciation      (2,482,927)
                                                -----------
                    Net unrealized appreciation $10,110,929
                                                ===========

(b) Non-income producing security.

(c) Included in the Liabilities in Excess of Other Assets is the unrealized appreciation from the following Futures Contracts:

                                             Number of   Market     Unrealized
                                             Contracts   Value     Appreciation
                                             --------- ----------- ------------
 Purchased Futures Contracts:
 S&P 500 Index, notional amount $16,154,438,
  expiring June 20, 2003                        81     $18,551,025  $2,396,587
                                                       ===========  ==========

                      See Notes to Financial Statements.

OLD WESTBURY CAPITAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------


            Shares         Security Description           Value
            ------- ---------------------------------- ------------
            COMMON STOCKS--72.3%
                    ADVERTISING--2.2%
            322,350 Lamar Advertising Co. (b)          $ 11,578,812
                                                       ------------
                    COMMUNICATION SERVICES--1.2%
            170,720 Verizon Communications, Inc.          6,381,514
                                                       ------------
                    COMPUTER SOFTWARE/SERVICES--4.3%
            336,000 Automatic Data Processing, Inc.      11,299,680
            387,885 Fiserv, Inc. (b)                     11,419,334
                                                       ------------
                                                         22,719,014
                                                       ------------
                    CONSUMER CYCLICAL--6.4%
            299,975 BJ's Wholesale Club, Inc. (b)         4,235,647
            187,281 Dollar Tree Stores, Inc. (b)          4,766,301
            327,700 Lowe's Cos., Inc.                    14,382,753
            353,243 Tiffany & Co.                         9,798,961
                                                       ------------
                                                         33,183,662
                                                       ------------
                    CONSUMER STAPLES--9.7%
            263,816 Anheuser-Busch Cos., Inc.            13,159,142
            484,612 Brinker International, Inc. (b)      15,386,431
            240,065 General Mills, Inc.                  10,829,332
            367,469 Kraft Foods, Inc.--Class A           11,354,792
                                                       ------------
                                                         50,729,697
                                                       ------------
                    DISTRIBUTION/WHOLESALE--1.2%
            141,200 W.W. Grainger, Inc.                   6,516,380
                                                       ------------
                    ENERGY--4.1%
            369,480 Exxon Mobil Corp.                    13,005,696
            210,000 Weatherford International Ltd. (b)    8,448,300
                                                       ------------
                                                         21,453,996
                                                       ------------
                    FINANCE--12.0%
            511,800 AFLAC, Inc.                          16,740,979
            442,200 Arthur J. Gallagher & Co.            11,050,578

                      See Notes to Financial Statements.

                                          OLD WESTBURY CAPITAL OPPORTUNITY FUND
                                                       PORTFOLIO OF INVESTMENTS
                                         April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------


       Shares              Security Description                Value
       ------- -------------------------------------------- ------------
       COMMON STOCKS--Continued
               FINANCE--Continued
       209,370 Federated Investors, Inc.--Class B           $  5,713,707
       219,311 Fifth Third Bancorp                            10,809,839
       305,300 Merrill Lynch & Co., Inc.                      12,532,566
       201,403 Nationwide Financial Services, Inc.--Class A    5,669,494
                                                            ------------
                                                              62,517,163
                                                            ------------
               HEALTHCARE--6.8%
       369,488 Abbott Laboratories                            15,012,297
       437,450 Zimmer Holdings, Inc. (b)                      20,516,405
                                                            ------------
                                                              35,528,702
                                                            ------------
               INDUSTRIALS--8.3%
       164,400 Avery-Dennison Corp.                            8,714,844
       179,200 Dover Corp.                                     5,150,208
       144,000 General Dynamics Corp.                          8,938,080
       214,736 Illinois Tool Works, Inc.                      13,738,809
       155,544 L-3 Communications Holdings, Inc. (b)           6,906,154
                                                            ------------
                                                              43,448,095
                                                            ------------
               INSTRUMENTS--SCIENTIFIC--0.6%
       108,895 Fisher Scientific International, Inc. (b)       3,137,265
                                                            ------------
               MULTIMEDIA--7.7%
       219,100 Gannett Co., Inc.                              16,590,252
       243,900 McGraw-Hill Cos., Inc. (The)                   14,241,321
       211,652 Viacom, Inc.--Class B (b)                       9,187,813
                                                            ------------
                                                              40,019,386
                                                            ------------
               TRANSPORTATION--6.6%
       206,820 Expeditors International of Washington, Inc.    7,519,768
       736,890 Southwest Airlines Co.                         11,760,764
       242,100 United Parcel Service, Inc.--Class B           15,039,253
                                                            ------------
                                                              34,319,785
                                                            ------------

                      See Notes to Financial Statements.

OLD WESTBURY CAPITAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------


           Principal
            Amount/
            Shares           Security Description           Value
          ----------- ---------------------------------- ------------
          COMMON STOCKS--Continued
                      UTILITIES--1.2%
              369,670 Duke Energy Corp.                  $  6,502,495
                                                         ------------
          TOTAL COMMON STOCKS
            (Cost $373,914,629)                           378,035,966
                                                         ------------

          U.S. GOVERNMENT AGENCIES--22.9%
                      FANNIE MAE--10.8%
          $ 7,000,000 1.18%, 05/08/2003                     6,998,447
            3,500,000 1.17%, 05/21/2003                     3,497,725
            5,000,000 1.17%, 05/28/2003                     4,995,612
           30,000,000 1.19%, 06/17/2003                    29,953,391
           11,000,000 1.18%, 07/23/2003, Series BB         10,970,586
                                                         ------------
                                                           56,415,761
                                                         ------------
                      FEDERAL HOME LOAN BANK--1.2%
            6,500,000 1.22%, 05/02/2003                     6,499,567
                                                         ------------
                      FREDDIE MAC--10.9%
           57,000,000 1.12%, 06/05/2003, Series RB         56,937,158
                                                         ------------
          TOTAL U.S. GOVERNMENT AGENCIES
            (Cost $119,852,961)                           119,852,486
                                                         ------------

          INDEX-LINKED TRUST--4.2%
              271,200 S&P 400 Mid-Cap Depositary Receipt   21,752,952
                                                         ------------

          TOTAL INDEX-LINKED TRUST
            (Cost $23,127,729)                             21,752,952
                                                         ------------

                      See Notes to Financial Statements.

                                          OLD WESTBURY CAPITAL OPPORTUNITY FUND
                                                       PORTFOLIO OF INVESTMENTS
                                         April 30, 2003 (Unaudited) (Concluded)
--------------------------------------------------------------------------------


      Shares               Security Description                  Value
     --------- --------------------------------------------- ------------
     INVESTMENT COMPANY--0.6%
     3,265,400 Federated Trust for U.S. Treasury Obligations $  3,265,400
                                                             ------------

     TOTAL INVESTMENT COMPANY
       (Cost $3,265,400)                                        3,265,400
                                                             ------------

     TOTAL INVESTMENTS
       (Cost $520,160,719) (a)--100.0%                        522,906,804

     LIABILITIES IN EXCESS OF OTHER
       ASSETS--0.0%                                              (254,481)
                                                             ------------

     NET ASSETS--100.0%                                      $522,652,323
                                                             ============

(a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                   Unrealized appreciation     $ 40,653,687
                   Unrealized depreciation      (37,907,602)
                                               ------------
                   Net unrealized appreciation $  2,746,085
                                               ============

(b) Non-income producing security.

                      See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------


        Shares             Security Description               Value
        ------- ------------------------------------------ ------------
        COMMON STOCKS--92.5%
                FINLAND--5.1%
                CONSUMER GOODS--2.4%
        759,987 Stora Enso Oyj--Registered                 $  8,260,937
                                                           ------------
                TELECOMMUNICATIONS--2.7%
        552,083 Nokia Oyj                                     9,340,450
                                                           ------------
                TOTAL FINLAND                                17,601,387
                                                           ------------
                FRANCE--12.2%
                BUILDING PRODUCTS--2.6%
        133,784 Lafarge SA                                    8,988,037
                                                           ------------
                CONSUMER GOODS--4.3%
        156,840 Renault SA (b)                                6,782,546
        284,254 Valeo SA                                      8,143,229
                                                           ------------
                                                             14,925,775
                                                           ------------
                ENERGY--2.1%
         53,809 Total Fina Elf SA                             7,055,974
                                                           ------------
                FINANCE--3.2%
        139,915 BNP Paribas SA                                6,567,465
        235,566 Credit Agricole S.A.                          4,335,083
                                                           ------------
                                                             10,902,548
                                                           ------------
                TOTAL FRANCE                                 41,872,334
                                                           ------------
                GERMANY--6.6%
                FINANCE--4.4%
        170,320 Deutsche Bank AG--Registered                  8,781,563
         61,697 Muenchener Rueckversicherungs/Gesellschaft
                AG--Registered                                6,141,764
                                                           ------------
                                                             14,923,327
                                                           ------------
                TELECOMMUNICATIONS--2.2%
        556,455 Deutsche Telekom AG                           7,439,625
                                                           ------------
                TOTAL GERMANY                                22,362,952
                                                           ------------

                      See Notes to Financial Statements.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                         April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------


        Shares              Security Description                Value
      ---------- ------------------------------------------- ------------
      COMMON STOCKS--Continued
                 HONG KONG--7.7%
                 CONSUMER GOODS--1.5%
      19,223,136 Giordano International Ltd.                 $  5,176,090
                                                             ------------
                 DIVERSIFIED--3.8%
       6,542,663 China Resources Enterprises Ltd.               5,201,212
       4,706,232 Citic Pacific Ltd.                             8,025,707
                                                             ------------
                                                               13,226,919
                                                             ------------
                 FINANCE--0.9%
      12,688,960 CITIC International Financial Holdings Ltd.    2,912,308
                                                             ------------
                 TELECOMMUNICATIONS--1.5%
       2,466,738 China Mobile (Hong Kong) Ltd.                  4,949,891
       6,115,026 Kantone Holdings Ltd. (b)                         29,795
                                                             ------------
                                                                4,979,686
                                                             ------------
                 TOTAL HONG KONG                               26,295,003
                                                             ------------
                 ITALY--1.7%
                 FINANCE--1.7%
         688,542 Sanpaolo IMI SpA                               5,678,571
                                                             ------------
                 JAPAN--22.7%
                 BASIC MATERIALS--1.5%
       1,322,960 Taisei Corp.                                   2,817,641
       2,234,982 Nippon Steel Corp.                             2,492,475
                                                             ------------
                                                                5,310,116
                                                             ------------
                 CAPITAL EQUIPMENT--0.7%
       2,405,823 Mitsui Engineering & Shipbuilding Co. Ltd.     2,501,443
                                                             ------------
                 CONSUMER GOODS--7.2%
         157,301 AEON Co. Ltd.                                  3,574,423
         324,715 Kao Corp.                                      5,921,978
          58,376 Nintendo Co. Ltd.                              4,562,002

                      See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------


          Shares            Security Description             Value
         --------- -------------------------------------- ------------
         COMMON STOCKS--Continued
                   JAPAN--Continued
                   CONSUMER GOODS--Continued
           278,083 Toyota Motor Corp.                     $  6,295,691
           351,747 Yamaha Corp.                              3,978,758
                                                          ------------
                                                            24,332,852
                                                          ------------
                   ELECTRONICS & ELECTRICAL
                   EQUIPMENT--4.8%
            76,598 Advantest Corp.                           2,569,110
         1,366,489 Fujitsu Ltd.                              3,815,536
            30,305 Rohm Co. Ltd.                             3,122,996
         2,084,317 Sanyo Electric Co. Ltd.                   6,518,952
                                                          ------------
                                                            16,026,594
                                                          ------------
                   FINANCE--3.9%
           563,924 Mitsubishi Estate Co. Ltd.                3,300,511
             1,367 Mitsubishi Tokyo Financial Group, Inc.    4,630,790
           258,383 Nomura Holdings, Inc.                     2,558,698
            88,625 Promise Co. Ltd.                          2,898,185
                                                          ------------
                                                            13,388,184
                                                          ------------
                   HEALTHCARE--1.1%
           105,606 Takeda Chemical Industries Ltd.           3,869,682
                                                          ------------
                   SERVICES--1.5%
           869,580 Mitsubishi Corp.                          5,169,648
                                                          ------------
                   TELECOMMUNICATIONS--2.0%
             3,339 NTT DoCoMo, Inc. (b)                      6,887,421
                                                          ------------
                   TOTAL JAPAN                              77,485,940
                                                          ------------
                   NETHERLANDS--4.9%
                   CONSUMER GOODS--2.0%
           188,932 Heineken NV                               7,014,917
                                                          ------------

                      See Notes to Financial Statements.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                         April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------


         Shares             Security Description              Value
        --------- ---------------------------------------- ------------
        COMMON STOCKS--Continued
                  NETHERLANDS--Continued
                  ENERGY--2.2%
          171,797 Royal Dutch Petroleum Co.                $  7,026,738
                                                           ------------
                  FINANCE--0.7%
          158,126 ING Groep N.V.--CVA (b)                     2,567,618
                                                           ------------
                  TOTAL NETHERLANDS                          16,609,273
                                                           ------------
                  PORTUGAL--1.0%
                  TELECOMMUNICATIONS--1.0%
          496,977 Portugal Telecom, SGPS, S.A.--Registered    3,555,155
                                                           ------------
                  SINGAPORE--0.9%
                  REAL ESTATE--0.9%
        1,560,774 City Developments Ltd.                      2,971,061
                                                           ------------
                  SPAIN--2.5%
                  FINANCE--2.5%
          177,448 Banco Popular Espanol SA                    8,602,509
                                                           ------------
                  SWEDEN--1.9%
                  MACHINERY/MACHINE TOOLS--1.9%
          262,382 Sandvik AB                                  6,672,061
                                                           ------------
                  SWITZERLAND--4.2%
                  HEALTHCARE--4.2%
          174,089 Novartis AG--Registered                     6,867,036
          119,708 Roche Holding AG--Genusshein                7,616,900
                                                           ------------
                  TOTAL SWITZERLAND                          14,483,936
                                                           ------------
                  UNITED KINGDOM--21.1%
                  BASIC MATERIALS--2.9%
          776,381 BOC Group plc (The)                         9,790,313
                                                           ------------
                  CONSUMER GOODS--2.3%
        2,482,505 Tesco PLC                                   7,855,974
                                                           ------------

                      See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------


       Shares               Security Description                 Value
     ---------- --------------------------------------------- ------------
     COMMON STOCKS--Continued
                UNITED KINGDOM--Continued
                ENERGY--2.0%
      1,072,241 BP p.l.c.                                     $  6,794,857
                                                              ------------
                FINANCE--5.5%
        866,051 HSBC Holdings plc                                9,488,458
      1,555,701 Prudential plc                                   9,522,909
                                                              ------------
                                                                19,011,367
                                                              ------------
                HEALTHCARE--1.4%
        232,550 GlaxoSmithKline plc                              4,660,780
                                                              ------------
                MULTIMEDIA--2.4%
        791,385 British Sky Broadcasting Group plc (b)           8,202,430
                                                              ------------
                TELECOMMUNICATIONS--2.8%
      4,838,725 Vodafone Group PLC                               9,550,862
                                                              ------------
                TOBACCO--1.8%
        652,091 British American Tobacco p.l.c                   6,253,227
                                                              ------------
                TOTAL UNITED KINGDOM                            72,119,810
                                                              ------------
     TOTAL COMMON STOCKS
       (Cost $326,700,640)                                     316,309,992
                                                              ------------

     INVESTMENT COMPANY--4.4%
     15,005,900 Federated Trust for U.S. Treasury Obligations   15,005,900
                                                              ------------
     TOTAL INVESTMENT COMPANY
       (Cost $15,005,900)                                       15,005,900
                                                              ------------
     TOTAL INVESTMENTS
       (Cost $341,706,540) (a)--96.9%                          331,315,892
     OTHER ASSETS IN EXCESS OF
       LIABILITIES--3.1%                                        10,664,881
                                                              ------------
     NET ASSETS--100.0%                                       $341,980,773
                                                              ============

                      See Notes to Financial Statements.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                         April 30, 2003 (Unaudited) (Concluded)
--------------------------------------------------------------------------------



(a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

                   Unrealized appreciation     $ 14,454,033
                   Unrealized depreciation      (24,844,681)
                                               ------------
                   Net unrealized depreciation $(10,390,648)
                                               ============

(b) Non-income producing security.

   AB--Aktiebolag (Swedish Stock Co.)
   AG--Aktiengesellschaft (West German Stock Co.)
   NV--Naamloze Vennootschaap (Dutch Corp.)
   PLC--Public Limited Company
   SA--Societe Anonyme (French Corp.)
   SpA--Societa per Azioni (Italian Corp.)

                      See Notes to Financial Statements.

OLD WESTBURY FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------


Principal
 Amount                Security Description                Value
---------- -------------------------------------------- -----------
CORPORATE BONDS--18.1%
           CHEMICALS--1.5%
$  900,000 Union Carbide Corp., 6.79%, 06/01/2025,
           (put 06/01/2005)                             $   892,589
                                                        -----------
           CONSUMER CYCLICAL--1.5%
    98,649 Wal-Mart Stores, Inc., Series 94B1, 8.45%,
           07/01/2004                                       102,829
   727,656 Wal-Mart Stores, Inc., Series 92A1, 7.49%,
           06/21/2007                                       803,536
                                                        -----------
                                                            906,365
                                                        -----------
           DIVERSIFIED--3.9%
 1,288,596 3M Employee Stock Owner, Series 144A,
           5.62%, 07/15/2009                              1,398,836
   850,000 Eaton Corp., 6.50%, 06/01/2025,
           (put 06/01/2005)                                 923,649
                                                        -----------
                                                          2,322,485
                                                        -----------
           ENERGY--2.5%
   400,000 ChevronTexaco Corp., 6.63%, 10/01/2004           424,770
   157,760 ChevronTexaco Corp., 8.11%, 12/01/2004           168,298
   475,000 Illinova Corp., 6.75%, 03/15/2005                475,000
   400,000 Oklahoma Gas & Electric, 6.65%, 07/15/2027       439,427
                                                        -----------
                                                          1,507,495
                                                        -----------
           FINANCE--6.0%
   500,000 Associates Corp. N.A., 6.88%, 08/01/2003         506,734
   150,000 Deutsche Ausgleichsbank, 5.13%, 09/22/2003       152,173
   800,000 General Electric Capital Corp., Series A,
           MTN 7.25%, 05/03/2004                            845,537
   500,000 General Electric Capital Corp, Series A, MTN
           4.25%, 01/28/2005                                522,299
   550,000 General Motors Acceptance Corp., MTN
           6.38%, 01/30/2004                                566,729

                      See Notes to Financial Statements.

                                                 OLD WESTBURY FIXED INCOME FUND
                                                       PORTFOLIO OF INVESTMENTS
                                         April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------


Principal
 Amount               Security Description                Value
---------- ------------------------------------------- -----------
CORPORATE BONDS--Continued
           FINANCE--Continued
$  500,000 General Motors Acceptance Corp. 6.75%,
           01/15/2006                                  $   527,244
   390,000 John Deere Capital Corp., 5.13%, 10/19/2006     418,042
                                                       -----------
                                                         3,538,758
                                                       -----------
           HEALTHCARE--0.2%
   130,000 Kaiser Foundation Hospital, 9.55%,
           07/15/2005                                      148,447
                                                       -----------
           INDUSTRIALS--2.0%
   975,000 Ingersoll-Rand Co., 6.39%, 11/15/2027,
           (put 11/15/2004)                              1,105,208
    70,000 Ingersoll-Rand Co., Series B, MTN, 6.02%,
           02/15/2028, (put 02/15/2004)                     76,420
                                                       -----------
                                                         1,181,628
                                                       -----------
           YANKEE--0.5%
   200,000 BP Canada Energy Co., 6.75%, 02/15/2005         216,499
   100,000 International Bank for Reconstruction &
           Development, 7.00%, 01/27/2005                  109,341
                                                       -----------
                                                           325,840
                                                       -----------
TOTAL CORPORATE BONDS
  (Cost $10,285,432)                                    10,823,607
                                                       -----------

U.S. GOVERNMENT SECURITIES--23.5%
           U.S. TREASURY BONDS--17.9%
 6,200,000 6.00%, 02/15/2026                             7,161,967
 1,000,000 5.25%, 02/15/2029                             1,052,539
 2,165,709 3.38%, 04/15/2032 (b)                         2,483,798
                                                       -----------
                                                        10,698,304
                                                       -----------

                      See Notes to Financial Statements.

OLD WESTBURY FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------


Principal
 Amount         Security Description         Value
---------- ------------------------------ -----------
U.S. GOVERNMENT SECURITIES--Continued
           U.S. TREASURY NOTES--5.6%
$1,025,000 5.75%, 11/15/2005              $ 1,126,498
   925,000 6.50%, 10/15/2006                1,056,307
   578,468 3.50%, 01/15/2011 (b)              640,269
   509,045 3.00%, 07/15/2012 (b)              546,746
                                          -----------
                                            3,369,820
                                          -----------
TOTAL U.S. GOVERNMENT SECURITIES
  (Cost $12,533,606)                       14,068,124
                                          -----------

U.S. GOVERNMENT AGENCIES--52.3%
           FANNIE MAE--0.2%
   106,000 5.13%, 02/13/2004                  109,249
                                          -----------
           FEDERAL HOME LOAN BANKS--43.8%
 7,600,000 1.19%, 05/14/2003                7,596,735
   600,000 3.25%, 02/13/2004                  609,625
 1,175,000 2.00%, 11/15/2004                1,187,853
   200,000 3.88%, 12/15/2004, Series 273      207,699
   500,000 4.38%, 02/15/2005, Series 8905     524,766
   815,000 5.38%, 02/15/2005                  869,689
   500,000 7.13%, 02/15/2005                  548,926
   100,000 7.59%, 03/10/2005, Series Q-05     110,957
   650,000 7.25%, 05/13/2005                  723,704
 1,550,000 4.75%, 05/15/2006, Series 6F06   1,663,190
 1,450,000 5.38%, 05/15/2006                1,582,362
   395,000 5.25%, 08/15/2006                  430,763
 3,685,000 4.88%, 11/15/2006, Series TV06   3,981,856
   500,000 6.50%, 11/15/2006, Series TD06     567,460
 2,225,000 4.88%, 05/15/2007, Series IH07   2,401,727
 2,500,000 3.75%, 08/15/2007, Series SI07   2,587,598
   250,000 5.25%, 11/14/2008, Series 8D08     274,474
   300,000 5.75%, 05/15/2012, Series 312      337,143
                                          -----------
                                           26,206,527
                                          -----------

                      See Notes to Financial Statements.

                                                 OLD WESTBURY FIXED INCOME FUND
                                                       PORTFOLIO OF INVESTMENTS
                                         April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------


Principal
 Amount               Security Description                Value
---------- ------------------------------------------- -----------
U.S. GOVERNMENT AGENCIES--Continued
           PRIVATE EXPORT FUNDING--2.6%
$  300,000 7.03%, 10/31/2003, Series YY                $   308,705
   350,000 6.62%, 10/01/2005, Series WW                    388,887
   300,000 5.34%, 03/15/2006, Series M                     326,445
   500,000 7.95%, 11/01/2006, Series UU                    545,685
                                                       -----------
                                                         1,569,722
                                                       -----------
           SALLIE MAE--1.5%
   880,000 3.38%, 07/15/2004                               904,196
                                                       -----------
           TENNESSEE VALLEY AUTHORITY--4.2%
 2,290,000 4.88%, 12/15/2016, (put 12/15/2006)           2,483,388
                                                       -----------
TOTAL U.S. GOVERNMENT AGENCIES
  (Cost $30,389,743)                                    31,273,082
                                                       -----------

MUNICIPAL BONDS--2.5%
           ALABAMA--1.8%
 1,000,000 Alabama Special Care Facilities Finance
           Authority, Mobile Hospital Revenue Bonds
           Charity Obligation Group, Series A, 5.00%
           11/01/2014 (Escrowed to Maturity)             1,090,680
                                                       -----------
           TEXAS--0.7%
    50,000 Texas State, GO, Taxable, 7.13%, 12/01/2003      51,608
   320,000 Texas State, GO, Taxable, 6.15%, 12/01/2006     354,582
                                                       -----------
                                                           406,190
                                                       -----------
TOTAL MUNICIPAL BONDS
  (Cost $1,435,933)                                      1,496,870
                                                       -----------

                      See Notes to Financial Statements.

OLD WESTBURY FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited) (Concluded)
--------------------------------------------------------------------------------


 Shares          Security Description            Value
--------- ----------------------------------- -----------
INVESTMENT COMPANY--2.4%
1,417,200 SEI Daily Income Government II Fund $ 1,417,200
                                              -----------
TOTAL INVESTMENT COMPANY
  (Cost $1,417,200)                             1,417,200
                                              -----------
TOTAL INVESTMENTS
  (Cost $56,061,914) (a)--98.8%                59,078,883
OTHER ASSETS IN EXCESS OF LIABILITIES--1.2%       713,806
                                              -----------
NET ASSETS--100.0%                            $59,792,689
                                              ===========

(a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation     $3,056,200
                    Unrealized depreciation        (39,231)
                                                ----------
                    Net unrealized appreciation $3,016,969
                                                ==========

(b) Inflation protected security.

    GO--General Obligations
    MTN--Medium Term Note

                      See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                     April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------


Principal
 Amount               Security Description                Value
---------- ------------------------------------------- -----------
MUNICIPAL BONDS--96.5%
           ALABAMA--1.0%
$  110,000 Alabama State Public School & College
           Revenue Bonds, Series C, 5.00%, 05/01/2013,
           (FSA)                                       $   120,618
   400,000 Alabama Water Pollution Control                 448,905
           Authority Revenue Bonds, 5.50%,
           08/15/2014, (AMBAC)
   120,000 Calhoun County, Gasoline Tax Anticipation
           Warrants, 5.15%, 03/01/2013, (AMBAC)            131,462
                                                       -----------
                                                           700,985
                                                       -----------
           ARIZONA--0.8%
   525,000 Arizona State Transportation Board Highway
           Revenue Bonds, Series A, 5.00%, 07/01/2009      590,163
                                                       -----------
           ARKANSAS--1.5%
   200,000 Beaver Water District, Benton & Washington
           County Revenue Bonds, 3.00%, 11/15/2006,
           (AMBAC)                                         208,516
   635,000 Fayetteville Waterworks & Sewer Systems
           Revenue Bonds, Series B, 4.65%, 08/15/2013,
           (AMBAC)                                         687,412
   125,000 Fayetteville Waterworks & Sewer Systems
           Revenue Bonds, Series B, 4.75%, 08/15/2014,
           (AMBAC)                                         134,963
                                                       -----------
                                                         1,030,891
                                                       -----------
           CALIFORNIA--1.0%
   185,000 Escalon Unified School District GO, 3.00%,
           08/01/2009, (MBIA)                              187,845
   500,000 Los Altos School District GO, Series B,
           5.00%, 08/01/2017                               535,960
                                                       -----------
                                                           723,805
                                                       -----------

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------


Principal
 Amount               Security Description               Value
---------- ------------------------------------------ -----------
MUNICIPAL BONDS--Continued
           COLORADO--0.8%
$  485,000 Longmont Sales & Use Tax Revenue Bonds,
           5.63%, 11/15/2017                          $   546,600
                                                      -----------
           CONNECTICUT--0.5%
   300,000 Connecticut State GO, Series G, 4.20%,
           12/15/2011                                     318,717
                                                      -----------
           ILLINOIS--8.9%
   400,000 Chicago Board of Education, Chicago School
           Reformatory GO, 6.75%, 12/01/2008,
           (AMBAC)                                        487,404
   225,000 Chicago Neighborhoods Alive 21 Program
           GO Series A, 5.88%, 01/01/2019, (FGIC)         258,795
   315,000 Chicago GO, Series B, 5.00%, 01/01/2011,
           (AMBAC)                                        347,867
   500,000 Chicago GO, Series A-2, 6.25%, 01/01/2013,
           (AMBAC)                                        603,429
   285,000 Cook County School District No. 92.5
           Westchester GO, 5.00%, 12/01/2010, (FSA)       319,502
   150,000 Cook County School District No. 153
           Homewood GO, Series A, 5.00%, 12/01/2009       169,014
   100,000 Du Page County High School District No.
           087 Glenbard Township GO, Series A,
           4.50%, 12/01/2005                              107,147
   150,000 Du Page County Community High School
           District No. 099 Downers Grove GO, 4.88%,
           12/01/2018, (FSA)                              156,008
   150,000 Du Page County Community Unit School
           District No. 202 Lisle GO, 5.55%,
           12/30/2017, (FSA)                              166,254
   410,000 Elgin GO, 5.13%, 12/15/2010, (MBIC-IBC)        463,599

                      See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                         April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------


Principal
 Amount                 Security Description                 Value
---------- ---------------------------------------------- -----------
MUNICIPAL BONDS--Continued
           ILLINOIS--Continued
$  260,000 Freeport Sewer System Improvements GO,
           5.55%, 12/01/2014, (AMBAC)                     $   293,886
   100,000 Gail Borden Public Library District GO,
           4.63%, 12/15/2008, (FGIC)                          110,933
   500,000 Illinois State GO, First Series 5.00%,
           10/01/2010, (FSA-CR)                               558,880
   400,000 Illinois State Sales Tax Revenue Bonds,
           Series Z, 5.00%, 06/15/2012                        435,016
   300,000 Illinois State Toll Highway Authority Priority
           Revenue Bonds, Series A, 3.50%, 01/01/2005         300,942
   210,000 Kane County Community Unit School
           District No. 304 Genva GO, 6.10%,
           06/01/2006, (FGIC)                                 236,935
    80,000 Northern University Auxiliary Facilities
           Systems Revenue Bonds, 5.50%, 04/01/2013,
           (AMBAC)                                             87,830
   100,000 Piatt, Champaign & De Witt Counties
           Community Unit School District No. 025 GO,
           Series B, 5.50%, 10/01/2012, (MBIA)                108,289
   100,000 Rockford GO, Series A, 5.38%, 12/15/2013,
           (FSA)                                              111,738
   140,000 Saline & Gallatin Counties, Community Unit
           School District No. 4 GO, 5.75%, 10/01/2004,
           (FGIC)                                             148,526
   160,000 University of Illinois, Utility Infrastructure
           Projects Certificates of Participation, Series
           B, 5.50%, 08/15/2011, (AMBAC)                      183,110
   250,000 Will County, School District No. 122 GO,
           Series B, 5.20%, 11/01/2016, (FGIC)                272,040

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------


Principal
 Amount               Security Description               Value
---------- ------------------------------------------ -----------
MUNICIPAL BONDS--Continued
           ILLINOIS--Continued
$  300,000 Winnebago Boone Counties Community
           College District No. 511, Rock Valley
           Community College GO, 5.40%, 10/01/2020,
           (FGIC)                                     $   321,138
                                                      -----------
                                                        6,248,282
                                                      -----------
           INDIANA--10.3%
   150,000 Avon Two Thousand School Building Corp.,
           First Mortgage Revenue Bonds, 5.00%,
           07/15/2006, (FGIC)                             164,979
   100,000 East Allen Multiple School Building Corp.,
           First Mortgage Revenue Bonds, 5.05%,
           07/15/2005, (FSA)                              107,972
   315,000 East Allen Multiple School Building Corp.,
           First Mortgage Revenue Bonds, 5.00%,
           07/10/2014, (FSA)                              341,646
   115,000 East Allen Multiple School Building Corp.,
           First Mortgage Revenue Bonds, 5.13%,
           07/10/2015, (FSA)                              125,225
   460,000 Franklin Community Multiple School
           Building Corp., First Mortgage Revenue
           Bonds, 5.13%, 07/15/2012, (FSA)                511,906
    75,000 Franklin Township School Building Corp.,
           Marion County, First Mortgage Revenue
           Bonds, 5.75%, 07/15/2010                        87,936
   385,000 Henry County Government Center Building
           Corp., First Mortgage Revenue Bonds,
           4.50%, 01/05/2012, (FGIC)                      411,361
   175,000 Huntington Countywide School Building
           Corp. II, First Mortgage Revenue Bonds,
           5.38%, 07/15/2016, (MBIA)                      195,272

                      See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                         April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------


Principal
 Amount                Security Description                 Value
---------- --------------------------------------------- -----------
MUNICIPAL BONDS--Continued
           INDIANA--Continued
$  500,000 Indiana Transportation Finance Authority
           Highway Revenue Bonds, Series B, 5.00%,
           12/01/2009, (AMBAC)                           $   553,005
   275,000 Indianapolis-Marion County Public Library
           GO, Series A, 4.60%, 07/01/2018                   283,566
   145,000 Lebanon Middle School Building Corp., First
           Mortgage Revenue Bonds, 5.05%,
           07/15/2011, (FSA)                                 161,301
   500,000 Marion County Convention & Recreational
           Facilities Authority Excise Tax Lease
           Revenue Bonds, Series A, 5.50%,
           06/01/2013, (MBIA)                                564,650
   700,000 Mount Vernon of Hancock County Multiple
           School Building Corp., First Mortgage
           Revenue Bonds, Series A, 5.25%,
           01/15/2014, (State Aid Withholding)               764,821
   170,000 Noblesville Elementary Intermediate School
           Building Corp., First Mortgage GO, 5.30%,
           07/15/2009, (FSA)                                 193,382
   205,000 Noblesville Elementary Intermediate School
           Building Corp., First Mortgage GO, 5.50%,
           07/15/2012, (FSA)                                 232,068
   130,000 Noblesville West School Building Corp., First
           Mortgage Revenue Bonds, 4.65%, 07/05/2005
           (State Aid Withholding)                           138,064
   160,000 Northern Wells Community School Building
           Corp., First Mortgage Revenue Bonds,
           5.00%, 01/15/2016, (FGIC)                         172,638
   370,000 Northern Wells Community School Building
           Corp., First Mortgage Revenue Bonds,
           5.00%, 07/15/2016, (FGIC)                         399,226

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------


Principal
 Amount               Security Description                Value
---------- ------------------------------------------- -----------
MUNICIPAL BONDS--Continued
           INDIANA--Continued
$  500,000 Purdue University Student Fee Revenue
           Bonds, Series H, 5.25%, 07/01/2011          $   562,475
   120,000 Warsaw Community Public Library GO,
           3.95%, 07/01/2008, (FSA)                        128,274
   605,000 Westfield High School Building Corp., First
           Mortgage Revenue Bonds, Series 98, 5.00%,
           07/05/2009, (AMBAC)                             666,262
   135,000 Westfield-Washington Elementary Building
           Corp., First Mortgage Revenue Bonds 4.75%,
           01/15/2011, (FGIC)                              147,263
   255,000 Westfield-Washington Elementary Building
           Corp., First Mortgage Revenue Bonds,
           4.75%, 07/15/2011, (FGIC)                       279,493
                                                       -----------
                                                         7,192,785
                                                       -----------
           IOWA--1.2%
   250,000 Iowa City Packaging Facilities Revenue
           Bonds, 5.88%, 07/01/2015, (MBIA)                286,020
   500,000 Iowa Finance Authority Iowa State Revolving
           Fund Revenue Bonds, 5.25%, 02/01/2010           564,600
                                                       -----------
                                                           850,620
                                                       -----------
           KANSAS--1.5%
   975,000 Johnson County Water District No. 001 Water
           Revenue Bonds, 5.00%, 12/01/2013              1,075,181
                                                       -----------
           KENTUCKY--0.2%
   120,000 Hopkins County Detention Facility Project
           GO, 5.63%, 02/01/2016, (FGIC)                   135,136
                                                       -----------
           MAINE--1.0%
   685,000 Scarborough GO, 4.25%, 11/01/2014, (FGIC)       713,921
                                                       -----------

                      See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                         April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------


Principal
 Amount                Security Description                Value
---------- -------------------------------------------- -----------
MUNICIPAL BONDS--Continued
           MASSACHUSETTS--0.8%
$  500,000 Massachusetts State Consolidation Loan GO,
           Series D, 5.50%, 11/01/2015                  $   575,730
                                                        -----------
           MICHIGAN--10.0%
   320,000 Battle Creek Water & Waste Water Systems
           Revenue Bonds, 3.00%, 09/01/2009, (FSA)          321,427
   695,000 Cedar Springs Public School District School
           Building & Site GO, 5.25%, 05/01/2016,
           (Q-SBLF)                                         766,897
   130,000 Central Montcalm Public Schools GO, 5.35%,
           05/01/2011, (MBIA Q-SBLF)                        143,468
   240,000 Dundee Community School District School
           Building & Site GO, 5.38%, 05/01/2014,
           (Q-SBLF)                                         264,413
   250,000 Dundee Community School District School
           Building & Site GO, 5.38%, 05/01/2019,
           (Q-SBLF)                                         269,675
   325,000 East Lansing School District School Building
           & Site GO, 5.35%, 05/01/2016, (Q-SBLF)           354,634
   150,000 Galesburg-Augusta Community Schools GO,
           5.38%, 05/01/2014, (Q-SBLF)                      165,258
   275,000 Gibraltar School District Judgment Bonds
           GO, 5.00%, 05/01/2007, (MBIA)                    304,585
   320,000 Lake Orion Community School District GO,
           Series A, 5.70%, 05/01/2013,
           (FGIC Q-SBLF)                                    372,794
   500,000 Livonia Public School District Building &
           Site GO, 5.63% 05/01/2014, (FGIC)                558,170
   750,000 Michigan State Trunk Line Revenue Bonds,
           Series A, 5.25%, 11/01/2013                      852,854
   450,000 Milan Area Schools GO, Series A, 5.50%,
           05/01/2014, (FGIC Q-SBLF)                        518,616

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------


Principal
 Amount               Security Description                Value
---------- ------------------------------------------- -----------
MUNICIPAL BONDS--Continued
           MICHIGAN--Continued
$  445,000 Portage Public School Building & Site GO,
           5.00%, 05/01/2014, (FSA)                    $   484,075
   300,000 South Haven Public Schools GO, 4.00%,
           05/01/2011, (Q-SBLF)                            312,339
   500,000 South Lyon Community School Building &
           Site GO, 5.25%, 05/01/2015, (FGIC)              552,480
   150,000 St. John's Public Schools GO, 5.00%,
           05/01/2013, (FGIC Q-SBLF)                       160,385
   150,000 Van Buren County GO, 5.00%, 05/01/2015,
           (AMBAC)                                         161,061
   375,000 Warren Transportation Fund GO, 5.00%,
           06/01/2016                                      398,610
                                                       -----------
                                                         6,961,741
                                                       -----------
           MINNESOTA--0.8%
   500,000 Minnesota Public Facilities Authority Water
           Pollution Control Revenue Bonds, Series A,
           5.13%, 03/01/2013                               548,995
                                                       -----------
           NEBRASKA--0.3%
   185,000 Douglas County School District No. 054
           Ralston Public School GO, 4.60%,
           12/15/2012, (FSA)                               198,862
                                                       -----------
           NEVADA--1.6%
   525,000 Washoe County School District GO, 5.13%,
           06/01/2011, (FGIC)                              571,620
   500,000 Washoe County GO, 5.00%, 06/01/2017,
           (MBIA)                                          520,530
                                                       -----------
                                                         1,092,150
                                                       -----------

                      See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                         April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------


Principal
 Amount                 Security Description                  Value
---------- ----------------------------------------------- -----------
MUNICIPAL BONDS--Continued
           NEW HAMPSHIRE--0.3%
$  200,000 Barrington School District GO, 3.70%,
           10/01/2007, (AMBAC)                             $   212,278
                                                           -----------
           NEW JERSEY--6.6%
   500,000 East Windsor Regional School District GO,
           4.00%, 03/01/2011, (FGIC)                           521,560
   185,000 Evesham Municipal Utilities Authority
           Revenue Bonds, Series A, 4.00%,
           07/01/2013, (AMBAC)                                 190,052
   200,000 Freehold Regional High School District GO,
           5.00%, 03/01/2018, (FGIC)                           221,704
   100,000 Kearny GO, 3.50%, 02/01/2011, (FSA)                 101,091
   650,000 Kinnelon School District GO, 4.10%,
           10/01/2011, (FGIC)                                  684,626
   685,000 New Jersey State Certificates of Participation,
           5.25%, 06/15/2011, (FSA-CR)                         762,200
   670,000 New Jersey State Transportation Authority
           Systems Revenue Bonds, Series C, 5.38%,
           12/15/2007                                          761,308
   200,000 New Jersey State Transportation Authority
           Systems Revenue Bonds, Series A, 5.25%,
           12/15/2012, (AMBAC)                                 227,050
 1,100,000 Sussex County Municipal Utilities Authority
           Soild Waste Revenue Bonds, 4.00%,
           12/01/2010, (FGIC)                                1,159,641
                                                           -----------
                                                             4,629,232
                                                           -----------
           NEW MEXICO--1.5%
 1,000,000 New Mexico Finance Authority, State Office
           Building Tax Revenue Bonds, Series A,
           5.00%, 06/01/2015                                 1,082,190
                                                           -----------

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------


Principal
 Amount               Security Description                Value
---------- ------------------------------------------- -----------
MUNICIPAL BONDS--Continued
           NEW YORK--16.7%
$  330,000 Amherst Central School District GO,
           Series A, 4.00%, 06/15/2010, (FSA-State Aid
           Withholding)                                $   347,972
   700,000 Bath Central School District GO, 4.50%,
           06/15/2015, (FGIC-State Aid Withholding)        735,987
   175,000 Depew Union Free School District GO,
           3.50%, 06/15/2009, (FSA-State Aid
           Withholding)                                    181,615
   175,000 Depew Union Free School District GO,
           4.00%, 06/15/2013, (FSA-State Aid
           Withholding)                                    180,173
   250,000 Galway Central School District GO, 4.00%,
           06/01/2010, (FGIC-State Aid Withholding)        263,548
   305,000 Hornell School District GO, 4.00%,
           06/15/2014, (FGIC-State Aid Withholding)        310,920
 1,000,000 Metropolitan Transportation Authority
           Revenue Bonds, Series A, 5.50%,
           11/15/2013, (AMBAC)                           1,160,199
   250,000 New York City Transitional Finance
           Authority Future Tax Revenue Bonds,
           Series C, 4.00%, 08/01/2013, (FGIC)             256,288
   150,000 New York City, Transitional Finance
           Authority Future Tax Revenue Bonds,
           Series C, 5.25%, 08/01/2015, (AMBAC)            166,370
 1,000,000 New York State Dormitory Authority, State
           University Educational Facilities Revenue
           Bonds, 6.00%, 05/15/2016, (MBIA)              1,166,579
    20,000 New York City GO, Series D, 6.00%,
           02/15/2020 (pre-refunded 02/15/2005 @ 100)       21,860

                      See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                         April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------


Principal
 Amount               Security Description                Value
---------- ------------------------------------------- -----------
MUNICIPAL BONDS--Continued
           NEW YORK--Continued
$  375,000 Norwood-Norfolk Central School District
           GO, 4.00%, 06/15/2011, (FSA-State Aid
           Withholding)                                $   391,436
   650,000 Olean School District GO, 4.00%,
           06/15/2010, (FGIC-State Aid Withholding)        685,399
   100,000 Ravena Coeymans Selkirk Central School
           District GO, 3.50%, 04/15/2010, (FGIC)          102,230
   295,000 Royalton-Hartland Central School District
           GO, Series C, 4.25%, 06/01/2013, (FSA-State
           Withholding)                                    310,703
   530,000 Schuylerville Central School District GO,
           5.00%, 06/15/2015, (FSA-State Aid
           Withholding)                                    577,483
   100,000 Sherrill School District GO, 5.00%,
           06/15/2014, (FGIC-State Aid Withholding)        109,848
   300,000 Southern Cayuga Central School District GO,
           4.00%, 05/15/2009, (FSA-State Aid
           Withholding)                                    319,464
   430,000 Sweet Home Central School District, Amherst
           & Tonawanda GO, Series A, 4.25%,
           01/15/2013, (FSA-State Aid Withholding)         452,145
   240,000 Sweet Home Central School District, Amherst
           & Tonawanda GO, Series B, 4.25%,
           07/15/2013, (FSA-State Aid Withholding)         252,902
   155,000 Sweet Home Central School District, Amherst
           & Tonawanda GO, Series B, 4.38%,
           07/15/2014, (FSA-State Aid Withholding)         164,317
   525,000 Taconic Hills Central School District at
           Craryville GO, 5.00%, 06/15/2018,
           (FGIC-State Aid Withholding)                    560,354
   100,000 Triborough Bridge & Tunnel Authority
           Revenue Bonds, Series B, 5.00%, 11/15/2007      111,695

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------


Principal
 Amount               Security Description               Value
---------- ------------------------------------------ -----------
MUNICIPAL BONDS--Continued
           NEW YORK--Continued
$  700,000 Triborough Bridge & Tunnel Authority
           Revenue Bonds, Series B, 5.25%, 11/15/2008 $   793,674
   475,000 Triborough Bridge & Tunnel Authority
           Revenue Bonds, Series B, 4.00%, 11/15/2011     492,851
   300,000 William Floyd Union Free School District,
           Mastics-Moriches-Shirley GO, 5.00%,
           06/15/2012, (MBIA-State Aid Withholding)       334,959
 1,000,000 Windsor Central School District GO, 4.75%,
           06/15/2016, (FGIC-State Aid Withholding)     1,063,370
   100,000 Yorkshire Pioneer Central School District
           GO, 4.00%, 06/15/2009, (FGIC-State Aid
           Withholding)                                   106,570
                                                      -----------
                                                       11,620,911
                                                      -----------
           NORTH CAROLINA--0.2%
   100,000 Durham County Enterprise Systems Revenue
           Bonds, 5.00%, 06/01/2011, (MBIA)               111,909
                                                      -----------
           OHIO--2.5%
   700,000 Cincinnati GO, 5.00%, 12/01/2011               772,835
   100,000 Cincinnati GO, 5.00%, 12/01/2012               109,566
   300,000 Cincinnati GO, 5.00%, 12/01/2015               324,603
   175,000 Clearview Local School District School
           Improvement GO, 6.65%, 12/01/2017,
           (School District Credit Program)               228,345
   100,000 Ohio State Higher Educational Facilities,
           University of Dayton Revenue Bonds, 5.20%,
           12/01/2010, (AMBAC)                            110,577
   175,000 Wellston City School District GO, 5.80%,
           12/01/2013                                     207,365
                                                      -----------
                                                        1,753,291
                                                      -----------

                      See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                         April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------


Principal
 Amount                Security Description                Value
---------- -------------------------------------------- -----------
MUNICIPAL BONDS--Continued
           OREGON--2.7%
$  700,000 Oregon State Department of Administrative
           Services Certificates of Participation,
           Series C, 5.00%, 11/01/2008, (MBIA)          $   788,746
   200,000 Oregon State Department of Administrative
           Services Lottery Revenue Bonds, Series A,
           4.50%, 04/01/2012, (FSA)                         213,738
   785,000 Oregon State Department of Administrative
           Services GO, 5.00%, 12/01/2013                   870,981
                                                        -----------
                                                          1,873,465
                                                        -----------
           PENNSYLVANIA--0.6%
   195,000 Franklin Township Municipal Sanitation
           Authority Guaranteed Sewer Revenue Bonds,
           Series A, 4.05%, 01/01/2004, (FSA)               198,783
   215,000 New Castle Area School District GO, 4.40%,
           03/01/2011, (MBIA-State Withholding)             229,076
                                                        -----------
                                                            427,859
                                                        -----------
           PUERTO RICO--0.6%
   250,000 Puerto Rico Electric Power Authority
           Revenue Bonds, Series KK, 4.50%,
           07/01/2009, (XLCA)                               273,410
   100,000 Puerto Rico Electric Power Authority
           Revenue Bonds, Series KK, 5.25%,
           07/01/2012, (FSA)                                114,067
                                                        -----------
                                                            387,477
                                                        -----------
           TEXAS--7.9%
   110,000 Alief Independent School District GO, 5.00%,
           02/15/2013, (PSF-GTD)                            119,756
   100,000 Austin GO, 4.13%, 03/01/2013                     103,045

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------


Principal
 Amount                Security Description                Value
---------- -------------------------------------------- -----------
MUNICIPAL BONDS--Continued
           TEXAS--Continued
$  500,000 Fort Worth Independent School District GO,
           5.75%, 02/15/2012, (PSF-GTD)                 $   571,895
   470,000 Gregory Portland Independent School District
           GO, 5.50%, 08/15/2019, (PSF-GTD)                 511,040
   100,000 Harris County GO, 5.00%, 10/01/2009              112,255
   255,000 Laredo GO, 5.38%, 08/15/2020, (FGIC)             274,324
   220,000 McKinney GO, 5.20%, 08/15/2014, (FGIC)           235,629
   210,000 Montgomery County Municipal Utility
           District No. 47 Waterworks & Sewer GO,
           6.70%, 10/01/2012, (AMBAC)                       236,500
   250,000 Montgomery County Municipal Utility
           District No. 47 Waterworks & Sewer GO,
           6.13%, 10/01/2015, (AMBAC)                       278,158
   290,000 New Braunfels Independent School GO,
           5.75%, 02/01/2014, (PSF-GTD)                     331,673
   500,000 San Antonio General Improvement GO,
           5.00%, 08/01/2009                                558,885
   295,000 San Felipe Del Rio Independent School
           District GO, 5.38%, 08/15/2016, (PSF-GTD)        325,294
   265,000 Tarrant County Health Facilities
           Development Corp. Health Systems Revenue
           Bonds, Series A, 5.00%, 09/01/2015, (FGIC)       292,385
   635,000 Texas State Public Finance Authority Park &
           Wildlife GO, 5.90%, 10/01/2017                   724,872
   730,000 Ysleta Independent School District Public
           Facility Corp. Lease Revenue Bonds, 5.50%,
           11/15/2010, (AMBAC)                              848,726
                                                        -----------
                                                          5,524,437
                                                        -----------

                      See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                         April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------


Principal
 Amount                Security Description                Value
---------- -------------------------------------------- -----------
MUNICIPAL BONDS--Continued
           UTAH--0.3%
$  200,000 Salt Lake City Water District Revenue Bonds,
           5.05%, 07/01/2011, (AMBAC)                   $   225,758
                                                        -----------
           WASHINGTON--1.1%
   300,000 King County Sewer GO Revenue Bonds,
           6.25%, 01/01/2035                                329,847
   250,000 Snohomish County School District No. 006
           Mukilteo GO, 5.35%, 12/01/2015, (School
           Board Guaranty)                                  274,970
   180,000 Washington State GO, Series DD-14 & B,
           6.00%, 09/01/2019 (pre-refunded 09/01/2004
           @ 100)                                           191,493
                                                        -----------
                                                            796,310
                                                        -----------
           WEST VIRGINIA--0.7%
   450,000 West Virginia University Revenue Bonds,
           Series A, 5.50%, 04/01/2017, (MBIA)              518,796
                                                        -----------
           WISCONSIN--12.6%
   410,000 Amery School District GO, Series A, 5.00%,
           10/01/2013, (FGIC)                               445,514
   135,000 Cedarburg School District GO, Series B,
           5.00%, 03/01/2013, (FSA)                         145,319
   145,000 Cedarburg School District GO, Series B,
           5.00%, 03/01/2014, (FSA)                         155,273
   150,000 Door County GO, Series A, 5.25%,
           09/01/2020, (FGIC)                               158,930
   560,000 Elmbrook School District GO, 3.90%,
           04/01/2013                                       568,568
   500,000 Fond Du Lac Promissory Notes GO, 4.40%,
           05/01/2011, (FGIC)                               528,330
   135,000 Fredonia Promissory Notes GO, 4.20%,
           09/01/2008, (MBIA)                               145,429

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------


Principal
 Amount                Security Description                Value
---------- -------------------------------------------- -----------
MUNICIPAL BONDS--Continued
           WISCONSIN--Continued
$  225,000 Geneva Joint School District No. 4 GO,
           5.25%, 04/01/2012, (FSA)                     $   251,872
   700,000 Kenosha Union School District No. 001 GO,
           Series B, 5.13%, 04/01/2014, (FSA)               757,448
   370,000 Ladysmith Hawkins School District GO,
           4.60%, 09/01/2014, (FGIC)                        388,419
   450,000 Ladysmith Hawkins School District GO,
           4.80%, 09/01/2016, (FGIC)                        473,256
   450,000 Menomonee Falls Water Systems Mortgage
           Revenue Bonds, 4.60%, 12/01/2010, (FSA)          488,340
   275,000 Menomonee Falls Water Systems Mortgage
           Revenue Bonds, 4.70%, 12/01/2011, (FSA)          298,271
   345,000 Oak Creek-Franklin Joint School District GO,
           4.30%, 04/01/2007, (FGIC)                        372,369
   520,000 Osceola School District School Building GO,
           Series A, 5.13%, 05/01/2017, (FGIC)              556,078
   775,000 Outagamie County GO, 5.50%, 04/01/2014           873,378
   220,000 Two Rivers Public School District GO,
           5.75%, 03/01/2012, (FSA)                         256,179
   505,000 Verona Area School District GO, Series A,
           5.50%, 10/01/2012, (MBIA)                        559,717
   135,000 Whitewater GO, 4.38%, 09/01/2008, (FSA)          146,595
   185,000 Whitewater GO, 4.38%, 09/01/2009, (FSA)          199,645
   750,000 Wisconsin State Clean Water Revenue Bonds,
           Series 1, 4.60%, 06/01/2013                      786,727
   200,000 Wisconsin State GO, Series C, 4.75%,
           05/01/2009                                       219,726
                                                        -----------
                                                          8,775,383
                                                        -----------
TOTAL MUNICIPAL BONDS
  (Cost $63,746,841)                                     67,443,860
                                                        -----------

                      See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                         April 30, 2003 (Unaudited) (Concluded)
--------------------------------------------------------------------------------


 Shares            Security Description             Value
--------- -------------------------------------- -----------

INVESTMENT COMPANY--3.2%
2,221,000 SEI Tax-Exempt Trust Money Market Fund $ 2,221,000
                                                 -----------
TOTAL INVESTMENT COMPANY
  (Cost $2,221,000)                                2,221,000
                                                 -----------

TOTAL INVESTMENTS
  (Cost $65,967,841) (a)--99.7%                   69,664,860

OTHER ASSETS IN EXCESS OF LIABILITIES--0.3%          234,615
                                                 -----------

NET ASSETS--100.0%                               $69,899,475
                                                 ===========

(a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                    Unrealized appreciation     $3,704,855
                    Unrealized depreciation         (7,836)
                                                ----------
                    Net unrealized appreciation $3,697,019
                                                ==========

   AMBAC--Insured by AMBAC Indemnity Corp.
   FGIC--Insured by Financial Guaranty Insurance Corp.
   FSA--Insured by Financial Security Assurance, Inc.
   GO--General Obligations
   MBIA--Insured by Municipal Bond Insurance Assoc.
   PSF-GTD--Permanent School Fund Guarantee
   Q-SBLF--Qualified-School Bond Loan Fund
   XLCA-XL Capital Assurance

                      See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------


                                      Core         Capital                     Fixed      Municipal
                                    Equities     Opportunity  International    Income       Bond
                                      Fund          Fund          Fund          Fund        Fund
                                  ------------  ------------  -------------  ----------- -----------
Assets:
  Investments, at market
   value......................... $175,400,412  $522,906,804  $ 331,315,892  $59,078,883 $69,664,860
  Foreign currency
   (Cost $9,339,029).............           --            --     10,191,901           --          --
  Cash...........................           85            18             57           67          62
  Accrued income receivable......       53,886       277,068      3,201,257      768,740   1,005,435
  Receivable for investments
   sold..........................           --            --      9,374,400           --   1,101,785
  Receivable for withholding
   taxes on dividends............           --            --        841,538           --          --
  Prepaid expenses...............       10,864        12,601         15,877       10,156       9,619
                                  ------------  ------------  -------------  ----------- -----------
      Total Assets...............  175,465,247   523,196,491    354,940,922   59,857,846  71,781,761
                                  ------------  ------------  -------------  ----------- -----------
Liabilities:
Payable for investments
 purchased.......................    4,206,162            --     12,575,636           --   1,809,617
Accrued expenses and other
 payables:
  Investment advisory............       83,204       264,341        198,763       25,570      28,394
  Administration.................       13,641        42,380         26,864        4,879       5,636
  Shareholder services and
   12b-1.........................       33,801       105,005         66,584       12,097      13,973
  Custody........................       20,281        63,003         53,267        7,258       8,384
  Other..........................       21,827        69,439         39,035       15,353      16,282
                                  ------------  ------------  -------------  ----------- -----------
      Total Liabilities..........    4,378,916       544,168     12,960,149       65,157   1,882,286
                                  ------------  ------------  -------------  ----------- -----------
Net Assets....................... $171,086,331  $522,652,323  $ 341,980,773  $59,792,689 $69,899,475
                                  ============  ============  =============  =========== ===========
Net Assets consist of:
  Paid in capital................ $216,532,721  $547,376,878  $ 558,184,864  $55,844,744 $64,964,797
  Undistributed net investment
   income/(loss).................      (91,587)      (23,126)     2,184,753      563,149     652,366
  Accumulated net realized
   gain/(loss) on investments,
   futures and foreign
   currencies translations.......  (57,862,319)  (27,447,514)  (209,235,811)     367,827     585,293
  Net unrealized appreciation/
   (depreciation) on
   investments and futures.......   12,507,516     2,746,085    (10,390,648)   3,016,969   3,697,019
  Net unrealized appreciation on
   foreign currencies
   translations..................           --            --      1,237,615           --          --
                                  ------------  ------------  -------------  ----------- -----------
Net Assets....................... $171,086,331  $522,652,323  $ 341,980,773  $59,792,689 $69,899,475
                                  ============  ============  =============  =========== ===========
  Net Asset Value, Maximum
   Offering Price and
   Redemption Proceeds per
   Share......................... $       9.84  $      12.38  $        6.66  $     11.24 $     11.48
                                  ============  ============  =============  =========== ===========
Shares of Capital Stock
 Outstanding.....................   17,391,909    42,215,986     51,336,304    5,318,994   6,086,597
                                  ============  ============  =============  =========== ===========
Investments, at cost............. $165,289,483  $520,160,719  $ 341,706,540  $56,061,914 $65,967,841
                                  ============  ============  =============  =========== ===========

                      See Notes to Financial Statements.

                                                       OLD WESTBURY FUNDS, INC.
                                                       STATEMENTS OF OPERATIONS
                            For the Six Months Ended April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------



                                          Core       Capital                    Fixed      Municipal
                                        Equities   Opportunity  International   Income       Bond
                                          Fund        Fund          Fund         Fund        Fund
                                      -----------  -----------  ------------- ----------  ----------
Investment Income:
  Interest........................... $   210,102  $   715,246  $    148,234  $1,204,849  $1,331,914
  Dividend...........................     679,864    2,480,652     5,192,302      19,242       8,475
  Foreign tax withholding............          --           --      (861,737)         --          --
                                      -----------  -----------  ------------  ----------  ----------
   Total Income......................     889,966    3,195,898     4,478,799   1,224,091   1,340,389
                                      -----------  -----------  ------------  ----------  ----------
Expenses:
  Investment advisory................     534,899    1,570,334     1,160,187     125,308     145,126
  Custody............................     117,717      373,988       310,233      41,769      48,375
  Administration.....................      78,938      250,794       156,027      28,009      32,438
  Shareholder services and
   12b-1.............................     196,194      623,310       387,786      69,615      80,625
  Registration.......................       8,759       10,661         9,025       6,703       6,441
  Insurance premiums.................       4,889        9,965         7,253       3,367       3,471
  Printing and postage...............       3,865       12,226         7,545       1,452       1,671
  Legal..............................      13,722       44,152        27,266       5,453       5,879
  Audit..............................      13,434       38,499        22,640       7,775       8,227
  Transfer agent.....................       4,011        8,177        11,122          --       1,626
  Directors..........................      15,867       14,634        15,307      16,371      16,304
  Miscellaneous......................       4,233       11,738         7,462       2,012       2,351
                                      -----------  -----------  ------------  ----------  ----------
   Total expenses....................     996,528    2,968,478     2,121,853     307,834     352,534
Less fees waived:
  Waiver of investment advisory
   fee...............................     (14,975)          --            --     (19,068)    (13,980)
                                      -----------  -----------  ------------  ----------  ----------
   Total waivers.....................     (14,975)          --            --     (19,068)    (13,980)
                                      -----------  -----------  ------------  ----------  ----------
   Net expenses......................     981,553    2,968,478     2,121,853     288,766     338,554
                                      -----------  -----------  ------------  ----------  ----------
Net Investment Income/(Loss).........     (91,587)     227,420     2,356,946     935,325   1,001,835
                                      -----------  -----------  ------------  ----------  ----------
Net Realized and Unrealized
 Gain/(Loss):
  Net realized gains/(losses) on
   investments and futures...........  (6,171,784)  (7,485,536)  (27,673,032)    550,258     584,729
  Net realized gains on foreign
   currency transactions.............          --           --       724,657          --          --
  Net change in unrealized
   appreciation/(depreciation) on
   investments and futures...........   6,185,118     (107,624)   19,800,827     211,397     895,124
  Net change in unrealized
   appreciation on translation of
   assets and liabilities in foreign
   currencies and foreign
   currency contracts................          --           --       802,187          --          --
                                      -----------  -----------  ------------  ----------  ----------
Net Realized and Unrealized
 Gain/(Loss).........................      13,334   (7,593,160)   (6,345,361)    761,655   1,479,853
                                      -----------  -----------  ------------  ----------  ----------
Net Increase/(Decrease) in Net
 Assets Resulting from
 Operations.......................... $   (78,253) $(7,365,740) $ (3,988,415) $1,696,980  $2,481,688
                                      ===========  ===========  ============  ==========  ==========

                      See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                            Core Equities Fund       Capital Opportunity Fund
                                        --------------------------  --------------------------
                                         Six Months   For the Year   Six Months   For the Year
                                            Ended        Ended          Ended        Ended
                                          April 30,   October 31,     April 30,   October 31,
                                            2003          2002          2003          2002
                                        ------------  ------------  ------------  ------------
                                         (Unaudited)                 (Unaudited)
From Operations:
  Net investment income/(loss)......... $    (91,587) $   (139,726) $    227,420  $    365,826
  Net realized losses on investments
   and futures.........................   (6,171,784)  (31,296,709)   (7,485,536)  (17,999,393)
  Net change in unrealized
   appreciation/(depreciation) on
   investments and futures.............    6,185,118    12,817,825      (107,624)  (26,515,181)
                                        ------------  ------------  ------------  ------------
  Net decrease in net assets from
   operations..........................      (78,253)  (18,618,610)   (7,365,740)  (44,148,748)
                                        ------------  ------------  ------------  ------------
Distributions to Shareholders:
  From net investment income...........           --            --      (350,000)   (4,236,128)
                                        ------------  ------------  ------------  ------------
  Net decrease in net assets from
   distributions.......................           --            --      (350,000)   (4,236,128)
                                        ------------  ------------  ------------  ------------
From Capital Stock Transactions:
  Net proceeds from sale of capital
   stock...............................   40,622,815    97,758,247    87,730,307   193,980,393
  Reinvestment of dividends............           --            --       159,088     1,900,290
  Net cost of capital stock
   redeemed............................  (20,187,641)  (64,957,753)  (58,988,360)  (92,751,167)
                                        ------------  ------------  ------------  ------------
  Net increase in net assets resulting
   from capital stock
   transactions........................   20,435,174    32,800,494    28,901,035   103,129,516
                                        ------------  ------------  ------------  ------------
Net Increase in Net Assets.............   20,356,921    14,181,884    21,185,295    54,744,640
Net Assets:
  Beginning of period..................  150,729,410   136,547,526   501,467,028   446,722,388
                                        ------------  ------------  ------------  ------------
  End of period........................ $171,086,331  $150,729,410  $522,652,323  $501,467,028
                                        ============  ============  ============  ============
  Undistributed net investment
   income/(loss)....................... $    (91,587) $         --  $    (23,126) $     99,454
                                        ============  ============  ============  ============
Share Transactions:
  Issued...............................    4,210,610     8,527,601     7,128,180    13,733,342
  Reinvested...........................           --            --        12,758       134,391
  Redeemed.............................   (2,113,767)   (5,784,957)   (4,785,446)   (6,833,393)
                                        ------------  ------------  ------------  ------------
  Net Increase in Shares...............    2,096,843     2,742,644     2,355,492     7,034,340
                                        ============  ============  ============  ============

                      See Notes to Financial Statements.

                                                       OLD WESTBURY FUNDS, INC.
                                            STATEMENTS OF CHANGES IN NET ASSETS
                                                                    (Continued)
--------------------------------------------------------------------------------


                                              International Fund          Fixed Income Fund
                                         ---------------------------  ------------------------
                                          Six Months    For the Year  Six Months   For the Year
                                             Ended         Ended         Ended        Ended
                                           April 30,    October 31,    April 30,   October 31,
                                             2003           2002         2003          2002
                                         ------------  -------------  -----------  ------------
                                          (Unaudited)                 (Unaudited)
From Operations:
  Net investment income................. $  2,356,946  $   2,839,129  $   935,325  $ 1,735,693
  Net realized gains/(losses) on
   investments..........................  (27,673,032)   (68,923,717)     550,258      116,123
  Net realized gains on foreign
   currency transactions................      724,657      3,413,491           --           --
  Net change in unrealized
   appreciation on investments..........   19,800,827     11,024,467      211,397    1,156,310
  Net change in unrealized
   appreciation/(depreciation) on
   foreign currency translations........      802,187       (374,638)          --           --
                                         ------------  -------------  -----------  -----------
  Net increase/(decrease) in net assets
   from operations......................   (3,988,415)   (52,021,268)   1,696,980    3,008,126
                                         ------------  -------------  -----------  -----------
Distributions to Shareholders:
  From net investment income............   (6,450,000)       (87,484)  (1,180,000)  (1,540,770)
                                         ------------  -------------  -----------  -----------
  Net decrease in net assets from
   distributions........................   (6,450,000)       (87,484)  (1,180,000)  (1,540,770)
                                         ------------  -------------  -----------  -----------
From Capital Stock Transactions:
  Net proceeds from sale of capital
   stock................................  103,180,433    144,680,294   12,255,512   31,008,422
  Reinvestment of dividends.............    2,975,215         39,739      558,512      720,892
  Net cost of capital stock
   redeemed.............................  (53,653,778)  (113,301,634)  (7,750,680)  (9,499,183)
                                         ------------  -------------  -----------  -----------
  Net increase in net assets resulting
   from capital stock transactions......   52,501,870     31,418,399    5,063,344   22,230,131
                                         ------------  -------------  -----------  -----------
  Net Increase/(Decrease) in
   Net Assets...........................   42,063,455    (20,690,353)   5,580,324   23,697,487
Net Assets:
  Beginning of period...................  299,917,318    320,607,671   54,212,365   30,514,878
                                         ------------  -------------  -----------  -----------
  End of period......................... $341,980,773  $ 299,917,318  $59,792,689  $54,212,365
                                         ============  =============  ===========  ===========
  Undistributed net investment
   income............................... $  2,184,753  $   2,864,316  $   563,149  $   598,439
                                         ============  =============  ===========  ===========
Share Transactions:
  Issued................................   15,470,645     18,396,806    1,101,137    2,894,563
  Reinvested............................      446,059          4,943       50,774       68,207
  Redeemed..............................   (8,036,110)   (14,492,143)    (697,738)    (887,240)
                                         ------------  -------------  -----------  -----------
  Net Increase in Shares................    7,880,594      3,909,606      454,173    2,075,530
                                         ============  =============  ===========  ===========

                      See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(Concluded)
--------------------------------------------------------------------------------


                                                                            Municipal Bond Fund
                                                                        --------------------------
                                                                         Six Months   For the Year
                                                                            Ended        Ended
                                                                          April 30,   October 31,
                                                                            2003          2002
                                                                        ------------  ------------
                                                                         (Unaudited)
From Operations:
  Net investment income................................................ $  1,001,835  $  1,781,314
  Net realized gains on investments....................................      584,729       693,035
  Net change in unrealized appreciation on investments.................      895,124       932,645
                                                                        ------------  ------------
  Net increase in net assets from operations...........................    2,481,688     3,406,994
                                                                        ============  ============
Distributions to Shareholders:
  From net investment income...........................................   (1,050,000)   (1,523,135)
  From capital gains...................................................     (692,470)     (576,059)
                                                                        ------------  ------------
  Net decrease in net assets from distributions........................   (1,742,470)   (2,099,194)
                                                                        ============  ============
From Capital Stock Transactions:
  Net proceeds from sale of capital stock..............................   17,743,231    25,311,936
  Reinvestment of dividends............................................      635,703       818,317
  Net cost of capital stock redeemed...................................  (11,476,893)  (11,746,173)
                                                                        ------------  ------------
  Net increase in net assets resulting from capital stock transactions.    6,902,041    14,384,080
                                                                        ------------  ------------
  Net Increase in Net Assets...........................................    7,641,259    15,691,880
Net Assets:
  Beginning of period..................................................   62,258,216    46,566,336
                                                                        ------------  ------------
  End of period........................................................ $ 69,899,475  $ 62,258,216
                                                                        ============  ============
  Undistributed net investment income.................................. $    652,366  $    700,526
                                                                        ============  ============
Share Transactions:
  Issued...............................................................    1,570,511     2,285,600
  Reinvested...........................................................       57,170        76,431
  Redeemed.............................................................   (1,015,030)   (1,062,566)
                                                                        ------------  ------------
  Net Increase in Shares...............................................      612,651     1,299,465
                                                                        ============  ============

                      See Notes to Financial Statements.

                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                     April 30, 2003 (Unaudited)
--------------------------------------------------------------------------------


1. Organization: Old Westbury Funds, Inc. (the "Funds"), a Maryland corporation registered under the Investment Company Act of 1940 (the "Act"), is a diversified, open-end management investment company. The Funds' Articles of Incorporation permit the Funds' Board of Directors (the "Board") to create an unlimited number of series, each of which is a separate class of shares. At April 30, 2003, the Funds consisted of five separate investment portfolios (each portfolio individually referred to as a "Portfolio" and collectively as the "Portfolios") which are presented herein:

       Portfolio Name                        Investment Objective
       Old Westbury Core Equities Fund       Above-average long-term
       ("Core Equities Fund")                capital appreciation.
       Old Westbury Capital Opportunity Fund Capital appreciation.
       ("Capital Opportunity Fund")
       Old Westbury International Fund       Long-term growth of capital.
       ("International Fund")
       Old Westbury Fixed Income Fund        Total return (consisting
       ("Fixed Income Fund")                 of current income and
                                             capital appreciation).
       Old Westbury Municipal Bond Fund      Dividend income
       ("Municipal Bond Fund")               exempt from regular
                                             Federal income tax.

    The Funds were incorporated under the laws of the state of Maryland on August 26, 1993 and commenced operations on October 22, 1993.

    The Funds have authorized a total of 20 billion shares of common stock (par value $0.001 per share); each Portfolio is permitted to issue 4 billion of such shares.

2. Significant Accounting Policies: The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    A. Valuation of Investments. Securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------


which such value is being determined. If there has been no sale on such day, the security is valued at the mean of the closing bid and asked prices. If no bid or asked prices are quoted, then the security is valued at a fair value determined in accordance with procedures approved by the Board. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the exchange representing the principal market for such securities. Securities traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the official closing price as reported by NASDAQ.

    Securities traded in the over-the-counter market, including listed securities whose primary market is believed by Bessemer Investment Management LLC (the "Advisor" or "BIM"), the Funds' investment advisor, to be over-the-counter, are valued at the mean of the last reported bid and asked prices from such sources as the Board deems appropriate to reflect their fair value.

    Debt instruments having 60 days or less remaining until maturity are valued at amortized cost. Debt instruments having a greater remaining maturity will be valued at the bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Board designed to reflect in good faith the fair value of such securities.

    B. Restricted Securities. Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Portfolios or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The Portfolios will not incur any registration costs upon such resales. The Portfolios' restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures approved by the Board. For the six months ended April 30, 2003 the Portfolios did not hold any restricted securities.

                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                         April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------



    C. Futures Contracts. The Portfolios (except Municipal Bond Fund) may invest in equity index futures contracts, which are an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Upon entering into a futures contract, the Portfolios are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Portfolios each day, depending on the daily fluctuations in fair value of the underlying index. The Portfolios recognize a gain or loss equal to the variation margin. These futures contracts permit the Portfolios to meet their objectives at a lower cost than investing directly in equity securities, while permitting the equivalent of an investment in a portfolio of equity securities. The potential risk to the Portfolios is that the change in value of the equity securities of the underlying index may not correlate to the change in value of the contracts. As of April 30, 2003, the Core Equities Fund had outstanding futures contracts as listed on the Fund's Portfolio of Investments.

    D. Foreign Currency Translation. The books and records of the Portfolios are maintained in United States dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into United States dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into United States dollars at the exchange rate on the dates of the transactions.

    Foreign security and currency transactions may involve certain risks not typically associated with those of U.S. companies including the level of governmental supervision and regulation of foreign securities markets and the possibility of political and economic instability.

    E. Forward Foreign Currency Contracts. The International Fund may enter into forward foreign currency contracts to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings. A forward foreign currency contract ("Forward") is an agreement between two parties to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Forward is marked-to-market daily on the Statement of Assets and Liabilities and the change in market value is recorded by the Portfolio as unrealized appreciation or depreciation on the Statement of Operations. The market value of the Forward is determined

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------


using the forward rate for the remainder of the outstanding period of the contract, through the delivery date. When the Forward is closed, the Portfolio records a realized gain or loss equal to the fluctuation in rates during the period the Forward was open. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts, or if the foreign currency rates change unfavorably. As of April 30, 2003, the Portfolio did not hold any Forwards.

    F. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Portfolios are informed of the dividends. Dividend income derived from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is recognized on an accrual basis for each of the Portfolios and includes the amortization of premiums and accretion of discounts.

    G. Distributions to Shareholders. Dividends from net investment income are declared and paid at least semi-annually for the Fixed Income and Municipal Bond Funds and at least annually for the Core Equities, Capital Opportunity and International Funds. Distributable net realized gains, if any, are declared and distributed at least annually.

    The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    H. Federal Taxes. It is the policy of each Portfolio to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of

                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                         April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------


net investment income and net realized capital gains sufficient to relieve it from all federal income taxes.

    I. Other. Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Portfolios are prorated to each Portfolio on the basis of relative net assets or other appropriate basis.

3. Related Party Transactions:

    A. Investment Advisory Fees. The Portfolios' investment advisor is BIM, a wholly-owned subsidiary of Bessemer Trust Company, N.A. ("Bessemer"). BIM is a registered investment advisor formed on May 2, 2001, by Bessemer to conduct all of its investment advisory activities. Prior to May 2, 2001, the investment advisory activities were performed by Bessemer. The investment advisory fee paid to BIM for advisory services is computed daily and paid monthly in accordance with the following schedule:

    Core Equities and Capital Opportunity Funds--0.70% of the first $100 million of the Portfolio's average net assets, 0.65% of the second $100 million of such assets and 0.60% of such assets exceeding $200 million.

    International Fund--0.80% of the first $100 million of the Portfolio's average net assets, 0.75% of the second $100 million of such assets and 0.70% of such assets exceeding $200 million. Bessemer Group (U.K.) Ltd. ("BGUK"), a wholly-owned subsidiary of Bessemer Trust, serves as sub-adviser to the Portfolio. Under the agreement, BIM will pay BGUK in accordance with the following fee schedule: 0.55% of the first $500 million of the Portfolio's average net assets, 0.45% of the second $500 million of such assets and 0.35% of such assets exceeding $1 billion.

    Fixed Income and Municipal Bond Funds--0.45% of the first $100 million of the Portfolio's average net assets, 0.40% of the second $100 million of such assets and 0.35% of such assets exceeding $200 million.

    B. Administration Fees. BISYS Fund Services Ohio, Inc. (the
"Administrator") serves as the administrator to the Portfolios. Under the terms of the administration agreement, the Administrator's fee is computed at the annual rate of 0.12% of the total average daily net assets of the

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------


Portfolios within the Funds up to $450 million, 0.10% of the total average daily net assets of the Portfolios between $450 million and $750 million, 0.075% of the total average daily net assets of the Portfolios between $750 million and $1.5 billion, and 0.05% of the total average daily net assets of the Portfolios greater than $1.5 billion.

    C. Distribution and Service Plan and Distribution Reimbursement Fees. The Board adopted a distribution and service plan (the "Plan") for the Portfolios pursuant to Rule 12b-1 of the Act, and pursuant to the Plan, the Portfolios entered into a distribution agreement and a shareholder servicing agreement with BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS LP") and a shareholder servicing agreement with Bessemer Trust. Under its shareholder servicing agreement, Bessemer receives payments from the Portfolios to permit it to make payments to broker-dealers for providing shareholder services. Under its shareholder servicing agreement, BISYS LP receives payments from the Portfolios to permit it to make payments to broker-dealers for providing shareholder services. Under its shareholder servicing agreement, Bessemer is permitted (i) to receive a payment from the Portfolios attributable to Bessemer clients (and its affiliates) for providing shareholder services to such clients and (ii) to receive payments to permit it to make payments to other financial institutions as shareholder servicing agents. The total of shareholder servicing fees in the aggregate payable to BISYS LP and Bessemer will not exceed 0.25% per annum of the Portfolios' average daily net assets.

    The distribution agreement with BISYS LP provides for reimbursement to BISYS LP by the Portfolios for its distribution, promotional and advertising costs incurred in connection with the distribution of the Portfolios' shares in an amount not to exceed 0.10% per annum for each of the Portfolio's average daily net assets.

    In addition, the Portfolios will pay for certain other expenses under the Plan. These expenses shall not exceed an amount equal to 0.05% per annum for each of the Portfolio's average daily net assets.

    D. Directors' Fees. Each Director who is not an "interested person" (as defined in the Act) of the Funds receives a $25,000 annual retainer plus $3,000 per meeting attended ($1,000 for any special meetings, including audit committee meetings) and is reimbursed for out-of-pocket expenses incurred in connection with committee or board meetings. The elected chairman receives an additional $5,000 annual fee.

                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                         April 30, 2003 (Unaudited) (Continued)
--------------------------------------------------------------------------------



    E. Custody Fees. The Portfolios have retained Bessemer Trust Company ("BTCO"), a wholly-owned subsidiary of the Bessemer Group, Inc., to serve as the Portfolios' custodian. BTCO is responsible for maintaining the books and records of the Portfolios' securities and cash. For providing these services, BTCO receives from each Portfolio a fee accrued and paid monthly at an annual rate equal to 0.15% (0.20% for the International Fund) of the average daily net assets of each Portfolio.

    F. Fee Waivers. The Advisor may voluntarily waive a portion of its management fee to limit its Other Expenses. The Advisor may terminate this voluntary waiver at any time. For the six months ended April 30, 2003, the investment advisor waived fees as shown on the Statements of Operations.

4. Purchases and Sales of Securities: For the six months ended April 30, 2003, purchases and sales of investment securities other than short-term investments were as follows:

       Portfolio Name                            Purchases      Sales
       --------------                           ------------ ------------
       Core Equities Fund...................... $ 81,360,757 $ 46,998,752
       Capital Opportunity Fund................   14,624,183    4,646,155
       International Fund......................  251,979,406  215,384,281
       Fixed Income Fund.......................   15,105,118   15,416,637
       Municipal Bond Fund.....................   21,752,430   17,013,281

5. Recent Accounting Pronouncements: As required, effective November 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing premium on fixed income securities. Prior to November 1, 2001, the Fixed Income Fund did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Fixed Income Fund, but resulted in a $69,367 reduction in cost of securities and a corresponding $69,367 increase in net unrealized appreciation based on securities held by the Fixed Income Fund on November 1, 2001.

    The effect of this change for the year ended October 31, 2002 was to decrease net investment income by $139,088, increase net unrealized appreciation by $77,541, and increase net realized gains by $61,547. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
April 30, 2003 (Unaudited) (Concluded)
--------------------------------------------------------------------------------



6. Subsequent Event Notes:

Distributions:
The following information summarizes per share distributions paid by each of the following Portfolios on June 27, 2003, to shareholders record on June 18, 2003 (June 20, 2003 for the Fixed Income Fund).

                                                  Net Income
                   Portfolio Name                 Per Share
                   --------------                 ----------
                   Core Equities Fund............       --
                   Capital Opportunity Fund......       --
                   International Fund............       --
                   Fixed Income Fund.............  $0.1650
                   Municipal Bond Fund...........  $0.1427

Merger:
On May 19, 2003, the Board approved management's proposal to merge the Brundage Story and Rose Equity Fund into the Old Westbury Capital Opportunity Fund and the Brundage Story and Rose Short/Intermediate Term Fixed-Income Fund into the Old Westbury Fixed Income Fund. The merger took place on June 6, 2003.

                                                       OLD WESTBURY FUNDS, INC.
                                                           FINANCIAL HIGHLIGHTS
                               (For a share outstanding throughout each period)
--------------------------------------------------------------------------------


                                                          Core Equities Fund
                             ------------------------------------------------------------------------
                               For the
                             Six Months      For the     For the      For the     For the     For the
                                Ended      Year Ended  Year Ended   Year Ended  Year Ended  Period Ended
                              April 30,    October 31, October 31,  October 31, October 31, October 31,
                                2003          2002        2001         2000        1999      1998(a)(b)
                             -----------   ----------- -----------  ----------- ----------- ------------
                             (Unaudited)
Net asset value, beginning
 of period..................  $   9.85      $  10.88    $  14.85     $  12.99     $ 10.01     $ 10.00
                              --------      --------    --------     --------     -------     -------
Investment Operations:
  Net investment loss.......     (0.01)        (0.01)         --(e)     (0.06)      (0.03)      (0.01)
  Net realized and
   unrealized gains/
   (losses) on investments
   and futures..............        --(e)      (1.02)      (3.97)        1.92        3.02        0.02
                              --------      --------    --------     --------     -------     -------
   Total from investment
    operations..............     (0.01)        (1.03)      (3.97)        1.86        2.99        0.01
                              --------      --------    --------     --------     -------     -------
Distributions:
  Net investment income.....        --            --          --           --       (0.01)         --
                              --------      --------    --------     --------     -------     -------
   Total Distributions......        --            --          --           --       (0.01)         --
                              --------      --------    --------     --------     -------     -------
Net asset value, end of
 period.....................  $   9.84      $   9.85    $  10.88     $  14.85     $ 12.99     $ 10.01
                              ========      ========    ========     ========     =======     =======
Total Return................     (0.1%)(d)     (9.5%)     (26.7%)       14.3%       29.9%        0.1%(d)
Annualized Ratios/
 Supplementary Data:
Net Assets at end of period
 (000)......................  $171,086      $150,729    $136,548     $171,308     $84,566     $33,164
Ratio of expenses to average
 net assets.................     1.25%(c)      1.25%       1.25%        1.28%       1.23%       1.25%(c)
Ratio of net investment loss
 to average net assets......    (0.12%)(c)    (0.08%)     (0.04%)      (0.50%)     (0.41%)     (0.03%)(c)
Ratio of expenses to average
 net assets*................     1.27%(c)      1.26%       1.28%           (f)      1.42%       2.23%(c)
Ratio of net investment loss
 to average net assets*.....    (0.14%)(c)    (0.09%)     (0.07%)          (f)     (0.60%)     (1.01%)(c)
Portfolio turnover rate.....       40%           84%         75%         121%        116%         56%

--------------------------------------------------------------------------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a) Period from March 2, 1998 (commencement of operations) to October 31, 1998.
(b) Per share values calculated using average shares outstanding.
(c) Annualized.
(d) Not annualized.
(e) Less than $0.01 per share.
(f) There were no voluntary fee reductions during the period.

                      See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------


                                                        Capital Opportunity Fund
                               -------------------------------------------------------------------------
                                 For the
                               Six Months      For the      For the     For the     For the     For the
                                  Ended      Year Ended   Year Ended  Year Ended  Year Ended  Year Ended
                                April 30,    October 31,  October 31, October 31, October 31, October 31,
                                  2003          2002         2001        2000        1999        1998
                               -----------   -----------  ----------- ----------- ----------- -----------
                               (Unaudited)
Net asset value, beginning
 of period....................  $  12.58      $  13.61     $  14.04    $  11.31    $  10.63    $  11.82
                                --------      --------     --------    --------    --------    --------
Investment Operations:
  Net investment income/
   (loss).....................      0.01            --(c)      0.17        0.11        0.04       (0.07)
  Net realized and unrealized
   gains/(losses) on
   investments................     (0.20)        (0.91)       (0.46)       2.65        0.64       (1.12)
                                --------      --------     --------    --------    --------    --------
   Total from investment
    operations................     (0.19)        (0.91)       (0.29)       2.76        0.68       (1.19)
                                --------      --------     --------    --------    --------    --------
Distributions:
  Net investment income.......     (0.01)        (0.12)       (0.14)      (0.03)         --          --
                                --------      --------     --------    --------    --------    --------
   Total Distributions........     (0.01)        (0.12)       (0.14)      (0.03)         --          --
                                --------      --------     --------    --------    --------    --------
Net asset value, end of
 period.......................  $  12.38      $  12.58     $  13.61    $  14.04    $  11.31    $  10.63
                                ========      ========     ========    ========    ========    ========
Total Return..................     (1.5%)(b)     (6.8%)       (2.1%)      24.4%        6.4%      (10.1%)
Annualized Ratios/
 Supplementary Data:
Net Assets at end of period
 (000)........................  $522,652      $501,467     $446,722    $370,240    $205,919    $113,825
Ratio of expenses to average
 net assets...................     1.19%(a)      1.18%        1.23%       1.34%       1.38%       1.48%
Ratio of net investment
 income/(loss) to average
 net assets...................     0.09%(a)      0.07%        1.28%       1.00%       0.12%      (0.57%)
Ratio of expenses to average
 net assets*..................        (d)           (d)          (d)         (d)      1.40%       1.57%
Ratio of net investment
 income/(loss) to average
 net assets*..................        (d)           (d)          (d)         (d)      0.10%      (0.66%)
Portfolio turnover rate.......        1%           13%           3%        126%        102%        140%

--------------------------------------------------------------------------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a) Annualized.
(b) Not annualized.
(c) Less than $0.01 per share.
(d) There were no voluntary fee reductions during the period.

                      See Notes to Financial Statements.

                                                       OLD WESTBURY FUNDS, INC.
                                                           FINANCIAL HIGHLIGHTS
                               (For a share outstanding throughout each period)
--------------------------------------------------------------------------------


                                                           International Fund
                               -------------------------------------------------------------------------
                                 For the
                               Six Months      For the      For the     For the     For the     For the
                                  Ended      Year Ended   Year Ended  Year Ended  Year Ended  Year Ended
                                April 30,    October 31,  October 31, October 31, October 31, October 31,
                                  2003          2002         2001        2000        1999        1998
                               -----------   -----------  ----------- ----------- ----------- -----------
                               (Unaudited)
Net asset value, beginning
 of period....................  $   6.90      $   8.11     $  11.89    $  12.24    $   9.74    $  11.75
                                --------      --------     --------    --------    --------    --------
Investment Operations:
  Net investment income.......      0.05          0.06         0.05        0.06        0.14        0.14
  Net realized and unrealized
   gains/(losses) on
   investments................     (0.14)        (1.27)       (3.13)      (0.25)       2.61       (1.25)
                                --------      --------     --------    --------    --------    --------
   Total from investment
    operations................     (0.09)        (1.21)       (3.08)      (0.19)       2.75       (1.11)
                                --------      --------     --------    --------    --------    --------
Distributions:
  Net investment income.......     (0.15)           --(c)     (0.04)      (0.16)      (0.25)      (0.18)
  Net realized gains..........        --            --        (0.66)         --          --       (0.72)
                                --------      --------     --------    --------    --------    --------
   Total Distributions........     (0.15)           --        (0.70)      (0.16)      (0.25)      (0.90)
                                --------      --------     --------    --------    --------    --------
Net asset value, end of
 period.......................  $   6.66      $   6.90     $   8.11    $  11.89    $  12.24    $   9.74
                                ========      ========     ========    ========    ========    ========
Total Return..................     (1.2%)(b)    (14.9%)      (27.4%)      (1.6%)      28.8%      (10.2%)
Annualized Ratios/
 Supplementary Data:
Net Assets at end of period
 (000)........................  $341,981      $299,917     $320,608    $450,325    $226,072    $123,232
Ratio of expenses to average
 net assets...................     1.37%(a)      1.36%        1.37%       1.37%       1.43%       1.49%
Ratio of net investment
 income to average net
 assets.......................     1.52%(a)      0.89%        0.46%       0.49%       0.80%       1.27%
Ratio of expenses to average
 net assets*..................        (d)           (d)          (d)         (d)      1.46%       1.53%
Ratio of net investment
 income to average net
 assets*......................        (d)           (d)          (d)         (d)      0.77%       1.23%
Portfolio turnover............       72%          160%         154%        103%        160%        129%

--------------------------------------------------------------------------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a) Annualized.
(b) Not annualized.
(c) Less than $0.01 per share.
(d) There were no voluntary fee reductions during the period.

                      See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
--------------------------------------------------------------------------------


                                                           Fixed Income Fund
                               ----------------------------------------------------------------------
                                 For the
                               Six Months     For the     For the     For the     For the     For the
                                  Ended     Year Ended  Year Ended  Year Ended  Year Ended  Period Ended
                                April 30,   October 31, October 31, October 31, October 31, October 31,
                                  2003         2002        2001        2000        1999      1998(a)(b)
                               -----------  ----------- ----------- ----------- ----------- ------------
                               (Unaudited)
Net asset value, beginning
 of period....................   $ 11.14      $ 10.94     $ 10.13     $ 10.07     $10.93      $ 10.00
                                 -------      -------     -------     -------     ------      -------
Investment Operations:
  Net investment income.......      0.18         0.39        0.56        0.52       0.48         0.28
  Net realized and unrealized
   gains/(losses) on
   investments................      0.16         0.22        0.76        0.10      (0.75)        0.65
                                 -------      -------     -------     -------     ------      -------
   Total from investment
    operations................      0.34         0.61        1.32        0.62      (0.27)        0.93
                                 -------      -------     -------     -------     ------      -------
Distributions:
  Net investment income.......     (0.24)       (0.41)      (0.51)      (0.56)     (0.51)          --
  Net realized gains..........        --           --          --          --      (0.08)          --
                                 -------      -------     -------     -------     ------      -------
   Total Distributions........     (0.24)       (0.41)      (0.51)      (0.56)     (0.59)          --
                                 -------      -------     -------     -------     ------      -------
Net asset value, end of
 period.......................   $ 11.24      $ 11.14     $ 10.94     $ 10.13     $10.07      $ 10.93
                                 =======      =======     =======     =======     ======      =======
Total Return..................      3.1%(d)      5.9%       13.4%        6.5%      (2.7%)        9.3%(d)
Annualized Ratios/
 Supplementary Data:
Net Assets at end of period
 (000)........................   $59,793      $54,212     $30,515     $18,105     $9,208      $ 5,599
Ratio of expenses to average
 net assets...................     1.05%(c)     1.05%       1.05%       1.05%      1.05%        1.05%(c)
Ratio of net investment
 income to average net
 assets**.....................     3.36%(c)     4.09%       5.51%       5.66%      4.96%        4.48%(c)
Ratio of expenses to average
 net assets*..................     1.12%(c)     1.13%       1.17%       1.47%      3.16%        7.13%(c)
Ratio of net investment
 income/(loss) to average
 net assets*..................     3.29%(c)     4.01%       5.39%       5.24%      2.85%       (1.60%)(c)
Portfolio turnover............       30%          25%         52%         28%        83%          30%

--------------------------------------------------------------------------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
** As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.03, increase net realized and unrealized gains and losses per share by $0.03 and decrease the ratio of net investment income to average net assets from 4.09% to 3.77%. Per share, ratios and supplemental data for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.
(a) Period from March 12, 1998 (commencement of operations) to October 31, 1998.
(b) Per share values calculated using average shares outstanding.
(c) Annualized.
(d) Not annualized.

                      See Notes to Financial Statements.

                                                       OLD WESTBURY FUNDS, INC.
                                                           FINANCIAL HIGHLIGHTS
                               (For a share outstanding throughout each period)
--------------------------------------------------------------------------------


                                                        Municipal Bond Fund
                             ----------------------------------------------------------------------
                               For the
                             Six Months     For the     For the     For the     For the     For the
                                Ended     Year Ended  Year Ended  Year Ended  Year Ended  Period Ended
                              April 30,   October 31, October 31, October 31, October 31, October 31,
                                2003         2002        2001        2000        1999      1998(a)(b)
                             -----------  ----------- ----------- ----------- ----------- ------------
                             (Unaudited)
Net asset value, beginning
 of period..................   $ 11.37      $ 11.16     $ 10.35     $  9.92     $ 10.62     $ 10.00
                               -------      -------     -------     -------     -------     -------
Investment Operations:
  Net investment income.....      0.17         0.34        0.35        0.39        0.31        0.21
  Net realized and
   unrealized gains/
   (losses) on
   investments..............      0.26         0.32        0.79        0.46       (0.65)       0.41
                               -------      -------     -------     -------     -------     -------
   Total from investment
    operations..............      0.43         0.66        1.14        0.85       (0.34)       0.62
                               -------      -------     -------     -------     -------     -------
Distributions:
  Net investment income.....     (0.19)       (0.32)      (0.33)      (0.42)      (0.32)         --
  Net realized gains........     (0.13)       (0.13)         --          --       (0.04)         --
                               -------      -------     -------     -------     -------     -------
   Total Distributions......     (0.32)       (0.45)      (0.33)      (0.42)      (0.36)         --
                               -------      -------     -------     -------     -------     -------
Net asset value, end of
 period.....................   $ 11.48      $ 11.37     $ 11.16     $ 10.35     $  9.92     $ 10.62
                               =======      =======     =======     =======     =======     =======
Total Return................      3.9%(d)      6.2%       11.2%        8.8%       (3.3%)       6.2%(d)
Annualized Ratios/
 Supplementary Data:
Net Assets at end of period
 (000)......................   $69,899      $62,258     $46,566     $25,542     $19,484     $11,050
Ratio of expenses to average
 net assets.................     1.05%(c)     1.05%       1.05%       1.05%       1.05%       1.05%(c)
Ratio of net investment
 income to average net
 assets.....................     3.10%(c)     3.30%       3.63%       4.03%       3.50%       3.40%(c)
Ratio of expenses to average
 net assets*................     1.09%(c)     1.09%       1.12%       1.26%       2.05%       3.95%(c)
Ratio of net investment
 income to average net
 assets*....................     3.06%(c)     3.26%       3.56%       3.82%       2.50%       0.50%(c)
Portfolio turnover..........       26%          71%         74%        106%         96%         40%

--------------------------------------------------------------------------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a) Period from March 6, 1998 (commencement of operations) to October 31, 1998.
(b) Per share values calculated using average shares outstanding.
(c) Annualized.
(d) Not annualized.

                      See Notes to Financial Statements.

Investment Advisor:                Administrator:
Bessemer Investment Management LLC BISYS Fund Services Ohio, Inc.
630 Fifth Avenue                   3435 Stelzer Road
New York, NY 10111                 Columbus, OH 43219
(212) 708-9100
                                   Shareholder Servicing Agent:
Distributor and Shareholder        Bessemer Trust Company, N.A.
Servicing Agent:                   630 Fifth Avenue
BISYS Fund Services LP             New York, NY 10111
3435 Stelzer Road                  (212) 708-9100
Columbus, OH 43219
                                   Independent Auditors:
Transfer Agent:                    Deloitte & Touche LLP
BISYS Fund Services Ohio, Inc.     Two World Financial Center
3435 Stelzer Road                  New York, NY 10281
Columbus, OH 43219

Custodian:
Bessemer Trust Company
100 Woodbridge Center Drive
Woodbridge, NJ 07095


Cusip 680414307
Cusip 680414208
Cusip 680414109
Cusip 680414406
Cusip 680414505
(OWF-0004)
(6/03)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risks, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus which contains facts concerning the Funds' objectives and policies, management fees, expenses and other information.

The information in this semi-annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Furthermore, Bessemer Investment Management LLC and its affiliates, as agents for their clients, and any of its officers or employees may have a beneficial interest or position in any of the securities mentioned, which may be contrary to any opinion or projection expressed in this report.

Item 2. Code of Ethics.

    (a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so. Not applicable - only effective for annual reports with periods ending on or after July 15, 2003.

Item 3. Audit Committee Financial Expert.

    (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

              (i) Has at least one audit committee financial expert serving on its audit committee; or

              (ii) Does not have an audit committee financial expert serving on its audit committee.

        (2)  If the registrant provides the disclosure required by paragraph
        (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

              (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

              (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

        (3) If the registrant provides the disclosure required by paragraph
        (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

        Not applicable - only effective for annual reports with periods ending on or after July 15, 2003.

Item 4. Principal Accountant Fees and Services.

        (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

        (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

        (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

        (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

        (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

            (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

        (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

        (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

        (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Not applicable - only effective for annual reports with periods ending on or after December 15, 2003.

Items 5-6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8. [Reserved]

Item 9. Controls and Procedures.

        (a) - The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

        (b) - There are no significant deficiencies or material weaknesses in the registrant's internal controls as of the date of their most recent evaluation, and there have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their most recent evaluation.

Item 10. Exhibits.

        File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

        (a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

        (b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) .

                                   SIGNATURES

                           [See General Instruction F]

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Old Westbury Funds, Inc
            --------------------------------------------------------------------

By (Signature and Title)*                      /s/ Arthur Jensen, Treasurer
                         -------------------------------------------------------

Date    June 26, 2003
    ---------------------------------------------

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                     /s/ Walter B. Grimm, President
                         -------------------------------------------------------

Date    June 26, 2003
    ---------------------------------------------

By (Signature and Title)*                     /s/ Arthur Jensen, Treasurer
                         -------------------------------------------------------

Date   June 26, 2003
    ---------------------------------------------



* Print the name and title of each signing officer under his or her signature.